File No. 2-26125

                          As filed on ^ August 28, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933        X
                                                                              --
                      Pre-Effective Amendment No. ________
                                                                              --
                      Post-Effective Amendment No. ^ 49                        X
                                                                              --

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                X
                                                                              --
                 Amendment No.    ^ 23                                         X
                               -----------                                    --

                          ^ INVESCO EQUITY FUNDS, INC.
              (formerly, INVESCO Capital Appreciation Funds, Inc.)
               (Exact Name of Registrant as Specified in Charter)

                  7800 E. Union Avenue, Denver, Colorado 80237
                    (Address of Principal Executive Offices)

                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)

       Registrant's Telephone Number, including Area Code: (303) 930-6300
                               Glen A.Payne, Esq.
                  7800 E. Union Avenue Denver, Colorado 80237
                    (Name and Address of Agent for Service)
                              -------------------
                       Copies to: Ronald M. Feiman, Esq.
                             Gordon Altman Butowsky
                             Weitzen Shalov & Wein
                                114 W. 47th St.
                            New York, New York 10036
                              -------------------


Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)

___   immediately upon filing pursuant to paragraph (b)
_^X_  on September 1, 1998, pursuant to paragraph (b)
___   60 days after filing  pursuant to paragraph (a)(1)
___   on  _______________, pursuant to paragraph (a)(1)
___   ^ 75 days after filing pursuant to paragraph (a)(2)
___   on _______________, pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act. Registrant's Rule 24f-2 Notice for the fiscal year ended April 30, 1998, ^ was filed on or about July 20, 1998.

                                    Page 1 of 120
                         Exhibit index is located at page 115

                                      NOTE


This Post-Effective Amendment (Form N-1A) is being filed to ^ provide annual update information for two series of the Registrant: INVESCO Dynamics Fund and INVESCO Growth & Income Fund and does not affect the other ^ series of the
Registrant: INVESCO ^ Endeavor Fund.

                    INVESCO CAPITAL APPRECIATION FUNDS, INC.
                          -----------------------------

                              CROSS-REFERENCE SHEET

Form N-1A
Item                                  Caption

Part A                                Prospectus

      1.......................        Cover Page

      2.......................        Annual Fund Expenses; Essential
                                      Information


      3.......................        Financial Highlights; Fund Price
                                      and Performance


      4.......................        Investment Objective and Strategy;
                                      Investment Policies and Risks; The
                                      Fund and Its Management

      5.......................        The Fund and Its Management

      5A......................        Not Applicable


      6.......................        Fund Services; Taxes, Dividends and
                                      ^ Other Distributions; Additional
                                      Information


      7.......................        How to Buy Shares; Fund Price and
                                      Performance; Fund Services; The
                                      Fund and Its Management

      8.......................        Fund Services; How to Sell Shares

      9.......................        Not Applicable

Part B                                Statement of Additional Information

      10.......................       Cover Page

      11.......................       Table of Contents

      12.......................       The Funds and Their Management

Form N-1A
Item                                  Caption

      13.......................       Investment Practices; Investment
                                      Policies and Restrictions

      14.......................       The Funds and Their Management

      15.......................       The Funds and Their Management;
                                      Additional Information

      16.......................       The Funds and Their Management;
                                      Additional Information

      17.......................       Investment Practices; Investment
                                      Policies and Restrictions

      18.......................       Additional Information

      19.......................       How Shares Can Be Purchased; How
                                      Shares Are Valued; Services
                                      Provided by the Fund; Tax-Deferred
                                      Retirement Plans; How to Redeem
                                      Shares

      20.......................       Dividends, Capital Gains
                                      Distributions and Taxes

      21.......................       How Shares Can Be Purchased

      22.......................       Performance Data

      23.......................       Additional Information

Part C                                Other Information

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
^ September 1, 1998


                              INVESCO DYNAMICS FUND

     INVESCO Dynamics Fund (the "Fund") is actively and aggressively managed to seek appreciation of capital. Most of its investments are in U.S. common stocks, but the Fund has the flexibility to invest in other types of securities.


     The Fund is a series of INVESCO Equity Funds, Inc. (formerly, INVESCO Capital Appreciation Funds, Inc.) (the "Company"), a diversified, managed no-load mutual fund, consisting of two separate portfolios of investments. A separate prospectus is available upon request from INVESCO Distributors, Inc. for the Company's other fund, INVESCO Growth & Income Fund. Investors may purchase shares of either or both of the Funds. Additional funds may be offered in the future.

     This Prospectus ^ provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated ^ September 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this ^ Prospectus. To ^ request a free copy, write to INVESCO ^ Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; ^ call 1-800-525-8085; or ^ visit our web site at http://www.invesco.com.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS
                                                                            Page


ESSENTIAL INFORMATION..........................................................7

ANNUAL FUND EXPENSES...........................................................8

FINANCIAL HIGHLIGHTS..........................................................10

INVESTMENT OBJECTIVE AND STRATEGY.............................................12

INVESTMENT POLICIES AND RISKS.................................................12

THE FUND AND ITS MANAGEMENT...................................................14

FUND PRICE AND PERFORMANCE....................................................17

HOW TO BUY SHARES.............................................................17

FUND SERVICES.................................................................22

HOW TO SELL SHARES............................................................23


TAXES, DIVIDENDS AND ^ OTHER DISTRIBUTIONS....................................25


ADDITIONAL INFORMATION........................................................27

ESSENTIAL INFORMATION


     Investment Goal And Strategy. INVESCO Dynamics Fund is a diversified mutual fund that seeks appreciation of capital through aggressive investment policies. It invests primarily in common stocks of U.S. companies traded on national securities exchanges and over-the-counter. There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy^" and "Investment Policies And Risks."

     ^ Designed For: Investors seeking capital growth over the long term. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gift/Transfer To Minors Act Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including ^ various Individual Retirement Accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.


     Time Horizon. Potential shareholders should consider this a long-term investment due to the volatility of the securities held by the Fund.

     Risks. The Fund uses an aggressive investment strategy, which at times may include holdings in foreign securities and rapid portfolio turnover. The returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. These policies make the Fund unsuitable for that portion of your savings dedicated to current income or preservation of capital over the short term. See "Investment Objective And Strategy" and "Investment Policies And Risks."


     Organization and Management. The Fund is a series of ^ the Company. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ^("INVESCO"), founded in 1932, to serve as investment adviser, administrator^ and transfer agent. INVESCO ^ Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of INVESCO, is the Fund's distributor.

     ^ The Fund's investments are selected by two members of INVESCO's Growth Team, which is headed by Tim Miller. See "The Fund And Its Management.^"

     ^ INVESCO ^ and IDI are subsidiaries of AMVESCAP PLC, an international investment management company, that ^ managed approximately ^ $261 billion in assets as of June 30, 1998. AMVESCAP PLC is based in London, with money managers located in Europe, North America and the Far East.



     This Fund  offers all of the  following  services  at no charge:
     Telephone purchases
     Telephone exchanges
     Telephone redemptions
     Automatic  reinvestment of distributions
     Regular  investment  plans,  such as EasiVest (the Fund's automatic monthly
     investment  program),   Direct  Payroll  Purchase,  and  Automatic  Monthly
     Exchange
     Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

     Minimum  Subsequent  Investment:   $50  (Minimums  are  lower  for  certain
retirement plans.)

ANNUAL FUND EXPENSES


     The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares --Distribution Expenses.")

     Like any company, the Fund has operating expenses, such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts^ and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

     We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To keep expenses competitive, the Fund's ^ adviser voluntarily reimburses the Fund for ^ certain expenses in excess of 1.21%
(excluding excess amounts that have been offset by the expense offset arrangements described below) of the Fund's average net assets.


Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee                                                       ^ 0.55%
12b-1 Fees                                                             0.25%
Other Expenses(1)                                                    ^ 0.28%
Total Fund Operating Expenses(1)                                     ^ 1.08%

(1) It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian fees ^ were reduced under ^ expense offset ^ arrangements. However, as a result of ^ an SEC requirement, the figures shown above ^ DO NOT reflect these reductions. In comparing expenses for different years, please note that the ^ Ratios of Expenses to Average Net Assets shown under "Financial Highlights" ^ DO reflect any reductions for periods prior to the fiscal year ended April 30, 1996. See "The Fund and Its Management."


Example

     A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

            1 Year      3 Years     5 Years     10 Years
            ------      -------     -------     --------
            ^ $11            $35         $60         $132

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund and Its Management" and "How ^ To Buy Shares - Distribution Expenses."


     Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


The following information has been audited by ^ PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the ^ Company's 1998 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting ^ IDI at the address or telephone number on the cover of this ^ Prospectus. The Annual Report also contains more information about the Fund's performance.

                                                                                             Year Ended April 30


                                    ^ 1998      1997     1996     1995     1994     1993     1992     1991     1990     1989

^
PER SHARE DATA
Net Asset Value -
   Beginning of Period              $12.02    $13.61   $11.38   $10.15   $10.89   $ 9.57   $ 8.50   $ 7.39   $ 7.14   $ 6.65

^ INCOME FROM INVESTMENT

   OPERATIONS

Net Investment Income ^(Loss)       (0.05)    (0.04)     0.02     0.03   (0.02)   (0.03)   (0.02)     0.05     0.13     0.13
   ^

Net Gains or (Losses)
  on Securities

 (Both Realized and ^ Unrealized)     6.39    (0.19)     3.94     1.34     1.99     1.64     2.05     1.64     0.54     0.48
   ^
Total from Investment ^ Operations    6.34    (0.23)     3.96     1.37     1.97     1.61     2.03     1.69     0.67     0.61
   ^

LESS DISTRIBUTIONS

Dividends from Net ^ Investment
  Income+                             0.00      0.00     0.02     0.03     0.00     0.00     0.00     0.05     0.13     0.12
   ^
Distributions from ^ Capital Gains    1.95      1.36     1.71     0.11     2.71     0.29     0.96     0.53     0.29     0.00
   ^
Total Distributions                   1.95      1.36     1.73     0.14     2.71     0.29     0.96     0.58     0.42     0.12



^ Net Asset Value _ End of Period   $16.41    $12.02   $13.61   $11.38   $10.15   $10.89   $ 9.57   $ 8.50   $ 7.39   $ 7.14

^ TOTAL RETURN                      56.42%   (2.34%)   36.32%   13.57%   17.86%   16.80%   23.47%   23.11%    9.29%   9.20%^


RATIOS

Net Assets _^ End of Period
($000 Omitted)                  $1,340,299  $762,396 $778,416 $421,600 $287,293 $231,100 $153,956 $100,860 $ 60,817 $ 89,755
                                         ^
Ratio of Expenses ^ to Average
 Net Assets                       ^ 1.08%@    1.16%@   1.14%@   1.20%#    1.17%    1.20%    1.18%    1.15%    0.98%    0.98%
                                         ^
Ratio of Net Investment
 Income (Loss) to ^ Average Net
 Assets                           ^(0.43%)   (0.31%)    0.16%   0.33%#  (0.37%)  (0.38%)  (0.17%)    0.59%    1.47%    1.77%
   ^
Portfolio Turnover Rate              178%       204%     196%     176%     169%     144%     174%     243%     225%     237%
^


+ Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.


# Various expenses of the Fund were voluntarily absorbed by ^ INVESCO for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.


@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.


^

INVESTMENT OBJECTIVE AND STRATEGY

     The Fund seeks appreciation of capital through aggressive investment policies. This investment objective is fundamental and may not be changed without the approval of the Fund's shareholders. The Fund seeks to achieve this objective through the investment of its assets in a variety of securities that are believed to present opportunities for capital enhancement. We're primarily looking for common stocks of companies traded on U.S. securities exchanges, as well as over-the-counter. The Fund also has the flexibility to invest in preferred stocks and convertible or straight issues of debentures, as well as foreign securities. There is no assurance that the Fund's investment objective will be met.

     The Fund's investment portfolio is actively traded. Because our strategy highlights many short-term factors -- current information about a company, investor interest, price movements of the company's securities and general market and monetary conditions -- securities may be bought and sold relatively frequently. The Fund's portfolio turnover rate may be higher than many other mutual funds, and may exceed 200%; this turnover also may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.


     When we believe market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in high-quality money market instruments, such as short-term U.S. government obligations, commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.

^


INVESTMENT POLICIES AND RISKS


     Investors generally should expect to see their price per share vary with movements in the stock market, changes in economic conditions and other factors. The Fund invests in many different ^ securities and industries; this diversification ^ may help reduce the Fund's ^ exposure to particular investment and market risks but cannot eliminate these risks.

     Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.

     Foreign Securities. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign equity and corporate debt securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

     For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign ^ currency, returns ^ for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.


     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and


     -^ investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility ^ the Fund ^ may experience difficulties in pursuing legal remedies and collecting judgments.


     ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.


     Illiquid/Rule 144A Securities. The Fund may invest in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable. The Fund may also invest in restricted securities that may be resold to institutional investors, known as "Rule 144A Securities." For more information concerning illiquid and Rule 144A Securities, see "Investment Policies and Restrictions" in the Statement of Additional Information.

     Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities ^ that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers^ and registered U.S. government securities dealers that are deemed creditworthy under standards established by the ^ Company's board of directors.

     Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies ^ And Restrictions" in the Statement of Additional Information.

     For a further discussion of risks associated with an investment in the Fund, see "Investment Policies ^ And Restrictions" and "Investment Practices" in the Statement of Additional Information.


     Investment Restrictions. Certain restrictions, which are set forth in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, the Fund limits to 5% the portion of its total assets that may be invested in any one issuer, and to 25% the portion of its total assets that may be invested in any one industry.

THE FUND AND ITS MANAGEMENT


     The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end, management investment company. It was incorporated as INVESCO Dynamics Fund, Inc. on February 17, 1967 under the laws of Colorado and was reorganized as a Maryland corporation on July 1, 1993. The name of the Company was changed to INVESCO Capital Appreciation Funds, Inc. on June 26, 1997. On August 28, 1998, the name of the Company was changed to INVESCO Equity Funds, Inc.

     The Company's board of directors has responsibility for overall supervision of the Fund, and reviews the services provided by the adviser ^. Under an agreement with the Company, ^ INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment ^ adviser; it is primarily responsible for providing the Fund with portfolio management and various administrative services.

     ^ INVESCO and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. INVESCO continued to operate under its existing name. AMVESCAP PLC has approximately $261 billion in assets under management as of June 30, 1998. INVESCO was established in 1932 and, as of April 30, 1998, managed 14 mutual funds, consisting of 48 separate portfolios, with combined assets of approximately $19.3 billion on behalf of 1,492,189 shareholders.

     Prior to February 3, 1998, Institutional Trust Company ("ITC") (formerly, INVESCO Trust Company) provided sub-advisory services to the Fund; termination of its sub-advisory services in no way changed the basis upon which investment advice is provided to the Fund, the cost of those services to the Fund or the persons actually performing the investment advisory and other services previously provided by ITC. INVESCO provides such day-to-day portfolio management services as the investment adviser to the Fund.

     The Fund is managed by two members of INVESCO's Growth Team, which is headed by Timothy J. Miller. The following individuals are primarily responsible for ^ the day-to-day management of the Fund's portfolio holdings:

     Timothy J. Miller, ^ a Chartered Financial Analyst, has been the lead portfolio manager of the Fund since October 1997 and portfolio manager of the ^ Fund since 1993. Mr. Miller is also lead portfolio manager of INVESCO VIF-Dynamics Fund and co-manages INVESCO Small Company Growth Fund ^, INVESCO VIF-Small Company Growth Fund, INVESCO Growth Fund, and INVESCO VIF-Growth Fund. Mr. Miller is a senior vice president ^ of INVESCO Funds Group, Inc. Mr. Miller was previously an analyst and portfolio manager with Mississippi Valley Advisors^ from 1979 to 1992. Mr. Miller received an M.B.A. from the University of Missouri^-St Louis and a B.S.B.A. from St. Louis University.

     ^ Tom Wald has been a co-portfolio manager of the Fund since October 1997. Mr. Wald also co-manages INVESCO VIF-Dynamics Fund. Mr. Wald was previously the senior health care analyst with Munder Capital Management. Mr. Wald has also worked for Duff & Phelps and Prudential Investment Corp. Mr. Wald received an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. from Tulane University.

     INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires ^ INVESCO's personnel to conduct their personal investment activities in a manner that ^ INVESCO believes is not detrimental to the Fund or ^ INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.

     The Fund pays ^ INVESCO a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; and 0.50% on the Fund's average net assets over $700 million. For the fiscal year ended April 30, ^ 1998, investment management fees paid by the Fund amounted to ^ 0.55% of the Fund's average net assets.

     ^ Under a Distribution Agreement effective September 30, 1997, IDI provides services relating to the distribution and sale of the Fund's shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by INVESCO. Prior to September 30, 1997, INVESCO served as the Fund's distributor.

     Under a Transfer Agency Agreement, ^ INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account ^. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide equivalent services to the Fund. In these cases, ^ INVESCO may pay, out of the fee it receives from the Fund, an annual sub-transfer agency fee or recordkeeping fee to the third party.

     ^ Under an Administrative Services Agreement, ^ INVESCO handles additional administrative, ^ recordkeeping, and internal sub-accounting services for the Fund. For the fiscal year ended April 30, ^ 1998, the Fund paid ^ INVESCO a fee for these services in an amount equal to 0.02% of the Fund's average net assets.

     The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

     The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund (prior to any expense offset arrangements) for the fiscal year ended April 30, ^ 1998, including investment ^ advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to ^ 1.08% of the Fund's average net assets. If necessary, certain Fund expenses will be absorbed voluntarily by ^ INVESCO in order to ensure that the Fund's total operating expenses will not exceed 1.21% of the Fund's average net assets. This commitment may be changed following consultation with the Company's board of directors.

     INVESCO ^ places orders for the purchase and sale of portfolio securities with brokers and dealers based upon ^ INVESCO's evaluation of ^ such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How ^ To Buy Shares Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with ^ INVESCO or IDI, as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified broker-dealers ^ that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if ^ INVESCO believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -Placement of Portfolio Brokerage" in the Statement of Additional Information.
^

FUND PRICE AND PERFORMANCE


     Determining Price. The value of your investment in the Fund will vary daily. The price per share is also known as the Net Asset Value ^("NAV"). INVESCO prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading ^(generally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; ^ subtracting liabilities, including accrued expenses; and ^ dividing that dollar amount by the total number of Fund shares outstanding.

     Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return for one-, five-, and ten-year periods. Total return figures show the rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for the periods cited. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not ^ show the interim variations in performance over the periods cited. More information about the Fund's recent and historical performance is contained in the ^ Company's Annual Report to Shareholders. You can get a free copy by calling or writing to ^ IDI using the phone number or address on the back of this ^ Prospectus.

     When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the ^ Fund to others in its category of Capital Appreciation Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

     Performance figures are based on historical ^ investment results and are not intended to suggest future performance.


HOW TO BUY SHARES


     The ^ chart on page 19 shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through ^ INVESCO. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. For all new accounts, please send a completed application form. Please specify which Fund whose shares you wish to purchase.

     ^ INVESCO reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. Further, ^ INVESCO reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.

     Exchange ^ Policy. You may exchange your shares in this Fund for those in another INVESCO fund on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.


     Please note these policies regarding exchanges of fund shares:

     1)   The fund accounts must be identically registered.

     2) You may make up to four exchanges out of each fund during each calendar year.

     3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).


     4) The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange ^ policy, when it is in the best interests of the Fund and its shareholders. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in ^ policy, except ^ in unusual instances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

                              HOW TO BUY SHARES


================================================================================
Method                      Investment Minimum         Please Remember
--------------------------------------------------------------------------------
By Check
Mail to:                    $1,000 for regular         If your check does
INVESCO Funds               account;                   not clear, you will
Group, Inc.                 $250 for an ^ IRA;         be responsible for
P.O. Box 173706             $50 minimum for            any related loss
Denver, CO                  each subsequent            the Fund or ^
80217-3706.                 investment.                INVESCO incurs. If
Or you may send                                        you are already a
your check by                                          shareholder in the
overnight courier                                      INVESCO funds, the
to: 7800 E. Union                                      Fund may seek
Ave., Denver, CO                                       reimbursement from
80237.                                                 your existing
                                                       account(s) for any
                                                       loss incurred.

--------------------------------------------------------------------------------
By Telephone or
Wire

Call 1-800-525-8085         $1,000.                    Payment must be
to request your                                        received within 3
purchase. Then send                                    business days, or
your check by                                          the transaction may
overnight courier                                      be ^ canceled. If a
to our street                                          purchase is ^
address:                                               canceled due to
7800 E. Union Ave.,                                    nonpayment, you
Denver, CO 80237.                                      will be responsible
Or you may transmit                                    for any related
your payment by                                        loss the Fund or ^
bank wire (call ^                                      INVESCO incurs. If
INVESCO for                                            you are already a
instructions).                                         shareholder in the
                                                       INVESCO funds, the
                                                       Fund may seek
                                                       reimbursement from
                                                       your existing
                                                       account(s) for any
                                                       loss incurred.
--------------------------------------------------------------------------------

================================================================================
With EasiVest or
Direct Payroll
Purchase



You may enroll on           $50 per month for          Like all regular
the fund                    EasiVest; $50 per          investment plans,
application, or             pay period for             neither EasiVest
call us for the             Direct Payroll             nor Direct Payroll
correct form and            Purchase. You may          Purchase ensures a
more details.               start or stop your         profit or protects
Investing the same          regular investment         against loss in a
amount on a monthly         plan at any time,          falling market.
basis allows you to         with two weeks'            Because you'll
buy more shares             notice to ^                invest continually,
when prices are low         INVESCO.                   regardless of
and fewer shares                                       varying price
when prices are                                        levels, consider
high.  This                                            your financial
"dollar-cost                                           ability to keep
averaging" may help                                    buying through low
offset market                                          price levels. And
fluctuations. Over                                     remember that you
a period of time,                                      will lose money if
your average cost                                      you redeem your
per share may be                                       shares when the
less than the                                          market value of all
actual average                                         your shares is less
price per share.                                       than their cost.

--------------------------------------------------------------------------------
By PAL

Your "Personal              $1,000; $250 for an        Be sure to write
Account Line" is            IRA.                       down the
available for                                          confirmation number
subsequent                                             provided by PAL.
purchases and                                          Payment must be
exchanges 24 hours                                     received within 3
a day. Simply call                                     business days, or
1-800-424-8085.                                        the transaction may
                                                       be   cancelled.    If   a
                                                       purchase is cancelled due
                                                       to  nonpayment,  you will
                                                       be  responsible  for  any
                                                       related  loss the Fund or
                                                       ^ INVESCO incurs.  If you
                                                       are already a shareholder
                                                       in the INVESCO funds, the
                                                       Fund       may       seek
                                                       reimbursement  from  your
                                                       existing  account(s)  for
                                                       any loss incurred.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Exchange

Between this and            $1,000 to open a           See "Exchange ^
another of the              new account; $50           Policy," page ^ 18.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
Automatic Monthly           minimum is $250 for
Exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call ^
INVESCO for further
details and the

correct form.
================================================================================


     Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to ^ IDI to permit ^ IDI, at its discretion, to engage in certain activities^ and provide certain services approved by the board of directors of the Company in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include ^ INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer-processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

     In addition, other permissible activities and services include advertising, ^ preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the ^ Company and its board of directors including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of ^ INVESCO, IDI or ^ their affiliates or by third parties.

     Under the Plan, the ^ Fund's payments to ^ IDI are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets ^. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of ^ INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate ^ IDI for permissible activities engaged in and services provided by ^ IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by ^ IDI in excess of the limitation described above will not be paid by the Fund under the Plan, and will be borne by ^ IDI. In addition, ^ IDI and its affiliates may from time to time make additional payments from ^ their revenues to securities dealers ^, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. ^ Payments made by the Fund may not be used to finance directly the distribution of shares of any other fund of the Company or other mutual fund advised by ^ INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by INVESCO. Subject to review by the Company's directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution-and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distributions which may result from IDI's use of its own resources, providing that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased -Distribution Plan" in the Statement of Additional Information.


FUND SERVICES


     Shareholder Accounts. ^ INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.


     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

     Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.


      Reinvestment of Distributions. Dividends and capital gain distributions are automatically ^ reinvested in additional Fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or ^ distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).


      Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

     Retirement Plans and IRAs. Fund shares may be purchased for ^ IRAs and many
types  of  tax-deferred   retirement  plans.  ^  INVESCO  can  supply  you  with
information and forms to establish or transfer your existing plan or account.


HOW TO SELL SHARES


     The ^ chart on page 23 shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at the current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.


     Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

     While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

                              HOW TO SELL SHARES
================================================================================
Method                      Minimum Redemption         Please Remember
--------------------------------------------------------------------------------

By Telephone
Call us toll-free           $250 (or, if less,         This option is not
at 1-800-525-8085.          full liquidation of        available for
                            the account) for a         shares held in ^
                            redemption check;          IRAs.
                            $1,000 for a wire
                            to bank of record.
                            The maximum  amount
                            which may be
                            redeemed by
                            telephone is
                            generally $25,000.
                            These telephone
                            redemption
                            privileges may be
                            modified or
                            terminated in the
                            future at ^
                            INVESCO's
                            discretion.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In Writing

Mail your request           Any amount. The            If the shares to be
to INVESCO Funds            redemption request         redeemed are
Group, Inc., P.O.           must be signed by          represented by
Box 173706                  all registered             stock certificates,
Denver, CO                  owners of the              the certificates
80217-3706. You may         account. Payment           must be sent to ^
also send your              will be mailed to          INVESCO.
request by                  your address of
overnight courier           record, or to a
to 7800 E. Union            designated bank.

Ave., Denver, CO
80237.
--------------------------------------------------------------------------------
By Exchange

Between this and            $1,000 to open a           See "Exchange ^
another of the              new account; $50           Policy," page ^ 18.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
automatic monthly           minimum is $250 for
exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call ^
INVESCO for further
details and the
correct form.

--------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to          $100 per payment on        You must have at
request the                 a monthly or               least $10,000 total
appropriate form            quarterly basis.           invested with the
and more                    The redemption             INVESCO funds, with
information at              check may be made          at least $5,000 of
1-800-525-8085.             payable to any             that total invested
                            party you                  in the fund from
                            designate.                 which withdrawals
                                                       will be made.
--------------------------------------------------------------------------------
Payment To Third
Party
Mail your request           Any amount.                All registered
to INVESCO Funds                                       owners of the
Group, Inc., P.O.                                      account must sign
Box 173706                                             the request, with a
Denver, CO                                             signature guarantee
80217-3706.                                            from an eligible
                                                       guarantor financial
                                                       institution, such
                                                       as a commercial
                                                       bank or a
                                                       recognized national
                                                       or regional
                                                       securities firm.
================================================================================

     Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances --for instance, if normal trading is not taking place on the New York Stock Exchange, or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

     If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.


     Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND ^ OTHER DISTRIBUTIONS

     Taxes. The Fund intends to distribute to shareholders ^ all of its net investment income, net capital gains and net gains from foreign currency transactions, if any^. Distribution of all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. ^ The Fund does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

     Shareholders^ must include all dividends and ^ other distributions ^ as taxable income for federal, state^ and local income tax purposes, unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically ^ reinvested in shares of the Fund or another fund in the INVESCO group.

     Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20% (depending on the shareholder's marginal tax rate). Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into effect on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of distributions by the Fund.

     Shareholders may realize capital gains or losses when they sell their shares at more or less than the price originally paid. Capital gains on shares held for more than one year will be long-term capital gain, in which event they will be subject to federal income tax at the rates indicted above.

     The Fund may be subject to ^ withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund ^.

     ^ Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital ^ gains and other distributions and redemption proceeds. ^ You can avoid backup withholding on your ^ account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.^

     ^ We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

     Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of ^ interest and dividends on investments. Dividends paid by the Fund will be based solely on the net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less ^ expenses, to shareholders on an annual ^ basis, at the discretion of the ^ Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

     In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains realized on foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

     Dividends and other ^ distributions are paid to shareholders who hold shares on the record date of the distribution, regardless of how long the shares have been held by the shareholder. The ^ Fund's share price will then drop by the amount of the distribution on the ^ ex-dividend or ex-distribution ^ date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have ^ "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

     ^ Master/Feeder Option. As a matter of fundamental policy, the Company may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having substantially the same fundamental investment objective, policies and limitations. It is expected that any such investment company would be managed by INVESCO in substantially the same manner as the Fund. If permitted by applicable law, any such investment may be made in the sole discretion of the Company's board of directors without a vote of the Fund's shareholders. However, shareholders will be given at least 30 days prior notice of any such investment. Such an investment would be made only if the board of directors determines it to be in the best interests of the Fund and its shareholders based on potential cost savings, operational efficiencies or other factors. No assurance can be given that costs would be materially reduced if this option were implemented.

ADDITIONAL INFORMATION


     Voting Rights. All shares of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the ^ Fund or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The ^ Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

                                                         INVESCO DYNAMICS FUND
                                                         A no-load mutual fund
                                                         seeking capital
                                                         appreciation through
                                                         aggressive investment
                                                         policies.


                                                         PROSPECTUS
                                                         ^ September 1, 1998

INVESCO FUNDS

INVESCO Distributors, Inc. (SM)
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

^ In Denver, visit one of our
convenient Investor Centers:

Cherry Creek
155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue
Lobby Level

In  addition, all documents
filed by the ^ Company with the
Securities ^ & Exchange Commission
can be located on a ^ Web site
maintained by the Commission at
http://www.sec.gov.

PROSPECTUS
^ September 1, 1998


                          INVESCO GROWTH & INCOME FUND

     INVESCO Growth & Income Fund (the "Fund") is actively managed to seek high total return through a combination of capital appreciation and current income. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks of companies which offer growth of earnings and the payment of current dividends. The Fund may also purchase securities which do not pay current dividends but which offer prospects for growth of capital and future income.


     The Fund is a series of INVESCO Equity Funds, Inc. (formerly, INVESCO Capital Appreciation Funds, Inc.) (the "Company"), a diversified, managed no-load mutual fund, consisting of two separate portfolios of investments. A separate prospectus is available upon request from INVESCO Distributors, Inc. for the Company's other Fund, INVESCO Dynamics Fund. Investors may purchase shares of either or both Funds.

     This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated ^ September 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To obtain a free copy, write to INVESCO ^ Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or ^ visit our web site at http://www.invesco.com.

     THE FUND MAY INVEST IN LOWER-RATED BONDS AND FOREIGN DEBT SECURITIES, COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE " ^ INVESTMENT POLICIES AND RISKS."


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS
                                                                         Page


ESSENTIAL INFORMATION.......................................................31

ANNUAL FUND EXPENSES........................................................32

INVESTMENT OBJECTIVE AND STRATEGY...........................................33

INVESTMENT POLICIES AND RISKS...............................................34

THE FUND AND ITS MANAGEMENT.................................................39

FUND PRICE AND PERFORMANCE..................................................41

HOW TO BUY SHARES...........................................................42

FUND SERVICES...............................................................46

HOW TO SELL SHARES..........................................................47


TAXES, DIVIDENDS AND ^ OTHER DISTRIBUTIONS..................................49


ADDITIONAL INFORMATION......................................................51

ESSENTIAL INFORMATION


     Investment Goal And Strategy. The Fund is actively managed to seek high total return through a combination of capital appreciation and current income. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks of companies which offer growth of earnings and the payment of current dividends. The Fund may also purchase securities which do not pay current dividends but which offer prospects for growth of capital and future income. There is no guarantee that the Fund will meet its objective. See "Investment Objective ^ And Strategy."

     Designed For: Investors seeking a combination of capital growth over the long term and current income. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gift/Transfer To Minors Act Account or systematic investing strategy. The Fund may be a suitable investment option for many types of retirement programs, including various Individual Retirement Accounts ("IRAs"), 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.


     Time Horizon. Because the value of its holdings varies, the Fund's price per share will fluctuate. Investors should consider this a medium- to long-term investment.


     Risks. The Fund uses an investment strategy which at times may include purchasing securities rated below investment grade and foreign debt securities^. The Fund may experience relatively rapid portfolio turnover. The Fund's investments in debt securities are subject to credit risk and market risk, both of which are increased by investing in lower rated securities. The returns on foreign investments may be influenced by the risks of investing overseas. Rapid portfolio turnover may result in higher brokerage commissions and the acceleration of taxable capital gains. These policies make the Fund unsuitable for that portion of your savings dedicated to preservation of capital over the short-term. See "Investment Objective And Strategy" and "Investment Policies ^ And Risks."

     Organization and Management. The Fund is a series of ^ the Company. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. ^("INVESCO"), founded in 1932, to serve as investment adviser, administrator and transfer agent. INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of ^ INVESCO, is the Fund's distributor.

     The ^ Fund's investments are selected by two ^ members of INVESCO's Growth Team which is headed by Tim Miller. See "The Fund And Its Management."

     ^ INVESCO and IDI are subsidiaries of AMVESCAP PLC, an international investment management company that ^ managed approximately ^ $261 billion in assets as of June 30, 1998. AMVESCAP PLC is based in London with money managers located in Europe, North America and the Far East.


     This Fund offers all of the following services at no charge:
     Telephone purchases
     Telephone exchanges
     Telephone redemptions
     Automatic reinvestment of distributions
     Regular  investment  plans,  such as EasiVest (the Fund's automatic monthly
     investment  program),   Direct  Payroll  Purchase,  and  Automatic  Monthly
     Exchange
     Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

     Minimum  Subsequent  Investment:   $50  (Minimums  are  lower  for  certain
retirement plans.)

ANNUAL FUND EXPENSES


     The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares -^ Distribution Expenses.")


     Like any company, the Fund has operating expenses, such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.

     We calculate annual operating expenses as a percentage of the Fund's estimated expenses for the current fiscal year. To keep expenses competitive, the adviser voluntarily reimburses the Fund for certain expenses in excess of 1.50% of the Fund's average net assets.

Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee                                                       ^ 0.75%
12b-1 Fees                                                             0.25%
Other Expenses (after expense limitation)(1)                         ^ 0.50%
Total Fund Operating Expenses (after expense
      limitation)(1)                                                 ^ 1.50%

(1) Based on estimated expenses for the current fiscal year which may be more or less than actual expenses. If necessary, certain Fund expenses will be absorbed voluntarily by ^ INVESCO for at least the first fiscal year of the Fund's operations in order to ensure that expenses for the Fund will not exceed 1.50% of the Fund's average net assets pursuant to an agreement between the Fund and ^ INVESCO. If such voluntary expense limit were not in effect, the Fund's "Other Expenses" and "Total Fund Operating Expenses" for the fiscal year ending April 30, 1999 are estimated to be ^ 1.18% and ^ 2.18%, respectively, of the Fund's average net assets. Actual expenses are not provided because the Fund did not begin a public offering of its securities until June 30, 1998.


Example

     A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

            1 Year      3 Years
            ------      -------
            $15         $48


     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE ^ EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund ^ And Its Management" and "How ^ To Buy Shares - Distribution Expenses."


     Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

INVESTMENT OBJECTIVE AND STRATEGY

     The  Fund  is  actively  managed  to  seek  high  total  return  through  a combination of capital appreciation and current income. This investment objective is fundamental and may not be changed without the approval of the Fund's shareholders. The Fund seeks to achieve its objective through the investment of its assets in common stocks, preferred stocks and securities convertible into common stocks that are believed to present opportunities for capital enhancement and/or current income. The Fund may also invest in securities which offer prospects for appreciation of capital or future income such as bonds and debt securities (including high yield debt instruments). There is no guarantee that the Fund's investment objective will be met.

     The Fund's investment portfolio is actively managed.^ This policy may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

     When we believe market or economic conditions are ^ unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in high-quality money market instruments, such as short-term U.S.
government obligations, commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.


INVESTMENT POLICIES AND RISKS


     The Fund seeks high total return through a combination of capital appreciation and current income by investing mainly in equity securities. The Fund intends to invest the majority of its assets in domestic and foreign equity securities. Equity securities may include common stocks, preferred stocks and securities convertible into common stock. The equity securities in which the Fund invests may be issued by either established, well-capitalized companies or newly formed small capitalization ("small cap") companies. These securities may be traded on national, regional or foreign stock exchanges or in the over-the-counter market. Small cap companies frequently have limited operating histories, product lines and financial and managerial resources, and may face intense competitive pressures from larger companies. The market prices of small cap stocks may be more volatile than the stocks of larger companies both because they typically trade in lower volumes and because small cap ^ companies may be more vulnerable to changes in their earnings and prospects. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

     Investors generally should expect to see their price per share and income levels vary with movements in the stock and fixed-income markets, changes in economic conditions and other factors. The Fund invests in many different ^ securities and industries; this diversification may help reduce the Fund's exposure to particular investment and market risks but cannot eliminate these risks.

     Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.

     Debt Securities. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Debt obligations are rated based on their estimated credit risk by independent services such as Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"), or Moody's Investor Services, Inc. ("Moody's"). "Market risk" for debt securities principally refers to sensitivity to changes in interest rates. For instance, when interest rates go up, the market value of a previously issued bond generally declines; on the other hand, when interest rates go down, bond prices generally increase.


     The lower a bond's quality, the more it is subject to credit risk and market risk and the more speculative it is. This is also true of most unrated securities. The Fund may invest in issues rated below investment grade quality (commonly called "junk bonds," and rated BB or lower by S&P or Ba or lower by Moody's or, if unrated, are judged by ^ INVESCO to be of equivalent quality). Such securities held by the Fund generally will be subject to greater credit and market risks. These securities include issues which are of poorer quality and may have some speculative characteristics, according to the rating services. Investments in unrated securities may not exceed 25% of the Fund's total assets, and the Fund may not invest more than 25% of its total assets in junk bonds. Never, under any circumstances, is the Fund permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody's or, if unrated, are judged by ^ INVESCO to be of equivalent quality. Bonds rated CCC or Caa are predominantly speculative and may be in default or may have present elements of danger with respect to the repayment of principal or interest. While ^ INVESCO continuously monitors all of the debt securities in the Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, ^ the Fund may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security. The Fund is not required to sell immediately debt securities that go into default, but may continue to hold such securities until such time as ^ INVESCO determines it is in the best interests of the Fund to sell the securities.


     The Fund's investments in debt securities may include investments in zero coupon bonds, step-up bonds, mortgage-backed securities and asset-backed securities. Zero coupon bonds ("zeros") make no periodic interest payments. Instead, they are sold at a discount from their face value. The buyer of the zero receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. Being extremely responsive to changes in interest rates, the market prices of both zeros and step-up bonds may be more volatile than other bonds. The Fund may be required to distribute income recognized on these bonds, even though no cash interest payments may be received, which could reduce the amount of cash available for investment by the Fund.

     Mortgage-backed securities represent interests in pools of mortgages. Asset-backed securities generally represent interests in pools of consumer loans. Both usually are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of some mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their returns. For more information on debt securities, see "Investment Policies and Restrictions" in the Statement of Additional Information.

     Foreign Securities. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign equity ^ and corporate debt securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.


     For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

     -investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility the Fund may experience difficulties in pursuing legal remedies and collecting judgments.

     ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.


     Rule 144A Securities. The Fund may not purchase securities that are not readily marketable. However, the Fund may purchase certain securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities"), if a liquid institutional trading market exists. The ^ Company's board of directors has delegated to ^ INVESCO the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by the Fund is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. For more information concerning Rule 144A Securities, see "Investment Policies And Restrictions" in the Statement of Additional Information.


     Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the instrument if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Company's board of directors.

     Futures and Options. A futures contract is an agreement to buy or sell a specific amount of a financial instrument or commodity at a particular price on a particular date. The Fund will use futures contracts only to hedge against price changes in the value of its current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, at least in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, at least in part, by gains on futures contracts purchased by the Fund. Brokerage fees are paid to trade futures contracts, and the Fund is required to maintain margin deposits.

     Put and call options on futures contracts or securities may be traded by the Fund in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. The purchaser of an option purchases the right to effect a transaction in the underlying future or security at a specified price (the "strike price") before a specified date (the "expiration date"). In exchange for the right, the purchaser pays a "premium" to the seller, which represents the price of the right to buy or to sell the underlying instrument. In exchange for the premium, the seller of the option becomes obligated to effect a transaction in the underlying future or security, at the strike price, at any time prior to the expiration date, should the buyer choose to exercise the option. A call option contract grants the purchaser the right to buy the underlying future or security, at the strike price, before the expiration date. A put option contract grants the purchaser the right to sell the underlying future or security, at the strike price, before the expiration date. Purchases of options on futures contracts may present less dollar risk in hedging the Fund's portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying futures contract or security changes sufficiently, the option may expire without value to the Fund.

     Although the Fund will enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information and Appendix A therein.

     Delayed Delivery or When-Issued Purchases. Debt securities may at times be purchased or sold by the Fund with settlement taking place in the future. The Fund may invest up to 10% of its net assets in when-issued securities. The payment obligation and the interest rate that will be received on the securities generally are fixed at the time the Fund enters into the commitment. Between the date of purchase and the settlement date, the value of the securities is subject to market fluctuations, and no interest is payable to the Fund prior to the settlement date.


     Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies ^ And Restrictions" in the Statement of Additional Information.

     For a further discussion of risks associated with an investment in the Fund, see "Investment Policies ^ And Restrictions" and "Investment Practices" in the Statement of Additional Information.

     Investment Restrictions. Certain restrictions, which are set forth in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, with respect to 75% of the Fund's total assets, the Fund limits to 5% of its total assets the amount which may be invested in a single issuer, and to 25% the portion that may be invested in any one industry. The Fund's ability to borrow money is limited to borrowings from banks for temporary or emergency purposes in amounts not exceeding ^ 5% of total net assets.

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of INVESCO, investment considerations warrant such action. As a result, under certain market conditions, the portfolio turnover rate for the Fund may exceed 100% and may be higher than that of other investment companies seeking capital appreciation and current income. Increased portfolio turnover would cause the Fund to incur greater brokerage costs than would otherwise be the case and may result in the acceleration of capital gains that are taxable when distributed to shareholders. The Fund's portfolio turnover rate and the Company's brokerage allocation policies, are discussed in the Statement of Additional Information.


THE FUND AND ITS MANAGEMENT


     The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end, management investment company. It was incorporated as INVESCO Dynamics Fund, Inc. on February 17, 1967 under the laws of Colorado and was reorganized as a Maryland corporation on July 1, 1993. On July 3, 1997, the name of the Company was changed to INVESCO Capital Appreciation Funds, Inc. On August 28, 1998, the name of the Company was changed to INVESCO Equity Funds, Inc.

     The Company's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the adviser. Under an agreement with the Company, ^ INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment adviser; it is primarily responsible for providing the Fund with investment management and various administrative services.

     ^ INVESCO and IDI are indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, and to AMVESCAP PLC on May 8, 1997, as a part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc.^ that created one of the largest independent investment management businesses in the world. ^ INVESCO continues to operate under its existing name. AMVESCAP ^ had approximately ^ $261 billion in assets under management^ as of June 30, 1998. INVESCO was established in 1932 and, as of ^ April 30, 1998, managed 14 mutual funds, consisting of ^ 48 separate portfolios, with combined assets of approximately ^ $19.3 billion on behalf of ^ 1,492,189 shareholders.

     ^ The Fund is managed by two members of INVESCO's Growth Team, which is headed by Timothy J. Miller. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

     Trent E. May, ^ a Chartered Financial Analyst, has served as the lead portfolio manager of the Fund since its inception in 1998. He is also ^ lead portfolio manager of the INVESCO Growth Fund, Inc. ^ and INVESCO VIF-Growth Portfolio and co-portfolio manager of the INVESCO Small Company Growth Fund ^ and INVESCO VIF-Small Company Growth Portfolio. Mr. May is a vice president of ^ INVESCO. Mr. May began his investment career in 1991 and was most recently a senior equity fund manager/equity analyst at Munder Capital Management in ^ Detroit. Mr. May received an M.B.A. from Rollins College and a B.S. in Engineering from the Florida Institute of Technology^.

     Fritz Meyer has served as the co-portfolio manager of the Fund since its inception in 1998. Mr. Meyer is a vice president of ^ INVESCO. Formerly, he was an executive vice president and portfolio manager with Nelson, Benson & Zellmer, Inc. in Denver, Colorado. ^ Mr. Meyer received an M.B.A from Amos Tuck School-Dartmouth College and an A.B. with a distinction in Economics from Dartmouth College. Mr. Meyer began his investment career in 1976.

     INVESCO^ permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires ^ INVESCO's personnel to conduct their personal investment activities in a manner that ^ INVESCO believes is not detrimental to the Fund or ^ INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.

     The Fund pays ^ INVESCO a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of ^ 0.75% ^ of the Fund's average net assets.

     Under a Distribution Agreement effective September 30, 1997, IDI ^ provides services relating to the distribution and sale of the Fund's shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by ^ INVESCO.

     Under a Transfer Agency Agreement, ^ INVESCO acts as registrar, transfer agent, and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account ^. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of ^ INVESCO, may provide equivalent services to the Fund. In these cases, ^ INVESCO may pay, out of the fee it receives from the Fund, an annual sub-transfer agency or recordkeeping fee to the third party.

     Under an Administrative Services Agreement, ^ INVESCO handles additional administrative, recordkeeping^ and internal sub-accounting services for the Fund.

     The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

     The Fund's expenses, which are accrued daily, are deducted from its total income before dividends are paid. If necessary, certain Fund expenses will be absorbed voluntarily by ^ INVESCO in order to ensure that the Fund's total operating expenses will not exceed 1.50% of the Fund's average net assets. This commitment may be changed following consultation with the Company's board of directors.

     INVESCO ^ places orders for the purchase and sale of portfolio securities with brokers and dealers based upon ^ INVESCO's evaluation of such brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How ^ To Buy Shares Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with ^ INVESCO or IDI, as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified broker-dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if ^ INVESCO believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices-Placement of Portfolio Brokerage" in the Statement of Additional Information.


FUND PRICE AND PERFORMANCE


     Determining Price. The value of your investment in the Fund will vary daily. The price per share is also known as the Net Asset Value ("NAV"). ^ INVESCO prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; subtracting liabilities, including accrued expenses; and dividing that dollar amount by the total number of Fund shares outstanding.


     Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Total return figures show the rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for the periods cited. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited.

     When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of Growth and Income, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.


     Performance figures are based on historical ^ investment results and are not intended to suggest future performance.

HOW TO BUY SHARES


     The ^ chart on page 43 shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through ^ INVESCO. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. ^ INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Company. For all new accounts, please send a completed application form. Please specify which ^ Fund's shares you wish to purchase.

     ^ INVESCO reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. Further, ^ INVESCO reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.


     Exchange Policy. You may exchange your shares in this Fund for those in another INVESCO fund on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

     Please note these policies regarding exchanges of fund shares:

     1)   The fund accounts must be identically registered.

     2) You may make up to four exchanges out of each fund during each calendar year.

     3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

     4) The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, when it is in the best interests of the Fund and its shareholders. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in policy, except ^ in unusual instances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

                               HOW TO BUY SHARES
================================================================================
Method                        Investment Minimum            Please Remember
--------------------------------------------------------------------------------

By Check
MAIL to:                      $1,000 for regular            If your check does
INVESCO Funds                 account;                      not clear, you will
Group, Inc.                   $250 for an IRA;              be responsible for
P.O. Box 173706               $50 minimum for               any related loss
Denver, CO                    each subsequent               the Fund or ^
80217-3706.                   investment.                   INVESCO incurs.  If
You may send your                                           you are already a
check by overnight                                          shareholder in the
courier to: 7800 E.                                         INVESCO funds, the
Union Ave., Denver,                                         Fund may seek
CO 80237                                                    reimbursement from
                                                            your existing
                                                            account(s) for any
                                                            loss incurred.
--------------------------------------------------------------------------------

By Telephone or               $1,000                        Payment must be
Wire                                                        received within 3
Call 1-800-525-8085                                         business days, or
to request your                                             the transaction may
purchase.  Then send                                        be canceled.  If a
your check by                                               purchase is
overnight courier                                           canceled due to
to our street                                               nonpayment, you
address:                                                    will be responsible
7800 E. Union Ave.,                                         for any related
Denver, CO 80237.                                           loss the Fund or ^
Or you may transmit                                         INVESCO incurs.  If
your payment by                                             you are already a
bank wire (call ^                                           shareholder in the
INVESCO for                                                 INVESCO funds, the
instructions).                                              Fund may seek
                                                            reimbursement from
                                                            your existing
                                                            account(s) for any
                                                            loss incurred.

--------------------------------------------------------------------------------

With EasiVest or
Direct Payroll
Purchase
You may enroll on             $50 per month for             Like all regular
the fund                      EasiVest; $50 per             investment plans,
application, or               pay period for                neither EasiVest
call us for the               Direct Payroll                nor Direct Payroll
correct form and              Purchase.  You may            Purchase ensures a
more details.                 start or stop your            profit or protects
Investing the same            regular investment            against loss in a
amount on a monthly           plan at any time,             falling market.
basis allows you to           with two weeks'               Because you'll
buy more shares               notice to ^                   invest continually,
when prices are low           INVESCO.                      regardless of
and fewer shares                                            varying price
when prices are                                             levels, consider
high.  This                                                 your fiancial
"dollar-cost                                                ability to keep
averaging" may help                                         buying through low
offset market                                               price levels.  And
fluctuations.  Over                                         remember that you
a period of time,                                           will lose money if
your average cost                                           you redeem your
per share may be                                            shares when the
less then the                                               market value of all
actual average                                              your shares is less
price per share.                                            than their cost.
--------------------------------------------------------------------------------

By PAL
Your "Personal                $1,000; $250 for an           Be sure to write
Account Line" is              IRA.                          down the
available for                                               confirmation number
subsequent                                                  provided by PAL.
purchases and                                               Payment must be
exchanges 24 hours                                          received within 3
a day. Simply call                                          business days, or
1-800-424-8085.                                             the transaction may
                                                            be ^ canceled. If a
                                                            purchase is ^
                                                            canceled due to
                                                            nonpayment, you
                                                            will be responsible
                                                            for any related
                                                            loss the Fund or ^
                                                            INVESCO incurs. If
                                                            you are already a
                                                            shareholder in the
                                                            INVESCO funds, the
                                                            Fund may seek
                                                            reimbursement from
                                                            your existing
                                                            account(s) for any
                                                            loss incurred.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

By Exchange
Between this and              $1,000 to open a              See "Exchange
another of the                new account; $50              Policy," page ^ 42.
INVESCO funds. Call           for written
1-800-525-8085 for            requests to
prospectuses of               purchase additional
other INVESCO                 shares for an
funds. You may also           existing account.
establish an                  (The exchange
Automatic Monthly             minimum is $250 for
Exchange service              exchanges requested
between two INVESCO           by telephone.)
funds; call ^
INVESCO for further
details and the
correct form.
================================================================================

     Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under this Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities and provide certain services approved by the board of directors of the Company in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include ^ INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

     In addition, other permissible activities and services include advertising, the preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of ^ INVESCO, IDI or their affiliates or by third parties.

     Under the Plan, the ^ Fund's payments to IDI ^ are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of ^ INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls, although the period is expanded to 24 months for expenses incurred during the first 24 months of the Fund's operations. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from its revenues to securities dealers, financial advisers and financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Company or other mutual fund advised by ^ INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of ^ the Fund become part of IDI's revenues and may be used by IDI for activities that promote distribution of any of the mutual funds advised by ^ INVESCO. Subject to review by the Fund's directors, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI or INVESCO will bear any distribution- and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distributions which may result from IDI's ^ or INVESCO's use of their own resources, provided that such fees are legitimate and not excessive. For more information, see "How Shares Can Be Purchased - Distribution Plan" in the Statement of Additional Information.


FUND SERVICES


     Shareholder Accounts. ^ INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.


     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

     Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

     Reinvestment of Distributions. Dividends and capital gain distributions are automatically invested in additional Fund shares at the NAV on the ex-dividend date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

     Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephone instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

     Retirement  Plans and IRAs.  Fund shares may be purchased for IRAs and many
types  of  tax-deferred   retirement  plans.  ^  INVESCO  can  supply  you  with
information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES

     The ^ chart on page 47 shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at the current NAV next determined after a request in proper form redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

     Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

     While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.



                              HOW TO SELL SHARES
================================================================================
Method                      Minimum Redemption         Please Remember
--------------------------------------------------------------------------------



By Telephone
Call us toll-free           $250 (or, if less,         This option is not
at 1-800-525-8085.          full liquidation of        available for
                            the account) for a         shares held in ^
                            redemption check;          IRAs.
                            $1,000 for a wire
                            to bank of record.
                            The maximum  amount
                            which may be
                            redeemed by
                            telephone is
                            generally $25,000.
                            These telephone
                            redemption
                            privileges may be
                            modified or
                            terminated in the
                            future at ^
                            INVESCO's
                            discretion.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In Writing

Mail your request           Any amount. The            If the shares to be
to INVESCO Funds            redemption request         redeemed are
Group, Inc., P.O.           must be signed by          represented by
Box 173706                  all registered             stock certificates,
Denver, CO                  owners of the              the certificates
80217-3706. You may         account. Payment           must be sent to ^
also send your              will be mailed to          INVESCO.
request by                  your address of
overnight courier           record, or to a
to 7800 E. Union            designated bank.

Ave., Denver, CO
80237.
--------------------------------------------------------------------------------
By Exchange

Between this and            $1,000 to open a           See "Exchange ^
another of the              new account; $50           Policy," page ^ 42.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
automatic monthly           minimum is $250 for
exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call ^
INVESCO for further
details and the
correct form.

--------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to          $100 per payment on        You must have at
request the                 a monthly or               least $10,000 total
appropriate form            quarterly basis.           invested with the
and more                    The redemption             INVESCO funds, with
information at              check may be made          at least $5,000 of
1-800-525-8085.             payable to any             that total invested
                            party you                  in the fund from
                            designate.                 which withdrawals
                                                       will be made.
--------------------------------------------------------------------------------

Payment To Third
Party
Mail your request           Any amount.                All registered
to INVESCO Funds                                       owners of the
Group, Inc., P.O.                                      account must sign
Box 173706                                             the request, with a
Denver, CO                                             signature guarantee
80217-3706.                                            from an eligible
                                                       guarantor financial
                                                       institution, such
                                                       as a commercial
                                                       bank or a
                                                       recognized national
                                                       or regional
                                                       securities firm.
================================================================================

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange, or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

     If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.


     Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to ^ involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND ^ OTHER DISTRIBUTIONS


     Taxes. The Fund intends to distribute to shareholders all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. Distribution of all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. The Fund does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

     Shareholders must include all dividends and other distributions in taxable income for federal, state and local income tax purposes, unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.

     Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. ^ Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at ^ the maximum rate of 28% (depending on the shareholder's marginal tax rate). Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into effect on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than ^ 12 months ^ will be taxable at a maximum rate of 20%. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax adviser as to the effect of ^ distributions ^ by the Fund.


     Shareholders may realize capital gains or losses when they sell their shares at more or less than the price originally paid. Capital gains on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

     The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund.

     Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gains and other distributions and redemption proceeds. You can avoid backup withholding on your account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.

     We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions And Taxes" in the Statement of Additional Information.

     Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of interest and dividends on investments. Dividends paid by the Fund will be based solely on the income earned by it. The Fund's policy is to distribute substantially all of this income, less expenses, to shareholders on ^ a quarterly basis, at the discretion of the Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

     In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains^ realized on foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

     Dividend and other distributions are paid to shareholders who hold shares on the record date of the distribution, regardless of how long the shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the ^ distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.


ADDITIONAL INFORMATION

     Voting Rights. All shares of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Fund or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company's funds. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.


     Master/Feeder Option. As a matter of fundamental policy, the Company may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having substantially the same fundamental investment objective, policies and limitations. It is expected that any such investment company would be managed by ^ INVESCO in substantially the same manner as the Fund. If permitted by applicable law, any such investment may be made in the sole discretion of the Company's board of directors without a vote of the Fund's shareholders. However, shareholders will be given at least 30 days prior notice of any such investment. Such an investment would be made only if the board of directors determines it to be in the best interests of the Fund and its shareholders based on potential cost savings, operational efficiencies or other factors. No assurance can be given that costs would be materially reduced if this option were implemented.

                                                  INVESCO GROWTH & INCOME FUND
                                                  A no-load mutual fund seeking
                                                  ^ high total return.


                                                  PROSPECTUS
                                                  ^ September 1, 1998



INVESCO FUNDS

INVESCO Distributors, Inc. (SM)
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:

Cherry Creek,
155-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

In addition, all documents
filed by the Company with
the Securities and Exchange
Commission can be located
on a web site maintained
by the Commission at
http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
^ September 1, 1998

                          ^ INVESCO EQUITY FUNDS, INC.
              (formerly, INVESCO Capital Appreciation Funds, Inc.)
                              INVESCO Dynamics Fund

                          INVESCO Growth & Income Fund


Address:                                  Mailing Address:

7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706


                                   Telephone:

                       In continental U.S., 1-800-525-8085

--------------------------------------------------------------------------------


     INVESCO Equity Funds, Inc. (formerly, INVESCO Capital Appreciation Funds, ^ Inc.) (the "Company") is a diversified, no-load management investment company currently consisting of two separate portfolios of investments, the INVESCO Dynamics Fund (the "Dynamics Fund")and the INVESCO Growth & Income Fund ("Growth & Income Fund") (collectively, the "Funds"). INVESCO Dynamics Fund seeks capital appreciation through aggressive investment policies. The Growth & Income Fund seeks high total return through a combination of capital appreciation and current income.


     The DYNAMICS FUND seeks to achieve its investment objective of providing its shareholders appreciation of capital through aggressive investment policies by investing its assets in a variety of securities which are believed to present possibilities for capital enhancement. The Dynamics Fund normally invests primarily in common stocks but may invest in other kinds of securities when determined appropriate by management. The Dynamics Fund should not be considered by investors seeking current income.

     The GROWTH AND INCOME FUND seeks to achieve its investment objectives of providing its shareholders appreciation of capital and current income by investing primarily in common stocks, preferred stocks and securities convertible into common stocks of companies which offer growth of earnings and the payment of current dividends. The Growth & Income Fund may also purchase securities which do not pay current dividends but which offer prospects for growth of capital and future income.

     Additional funds may be offered in the future.


     A Prospectus for the Dynamics Fund dated ^ September 1, 1998 and a Prospectus for the Growth & Income Fund dated ^ September 1, 1998, which provide the basic information you should know before investing in the Funds, may be obtained without charge from INVESCO Distributors, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a ^ prospectus, but contains information in addition to and more detailed than that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds, and should be read in conjunction with the Prospectuses.


Investment Adviser: INVESCO FUNDS GROUP, INC.

Distributor: INVESCO DISTRIBUTORS, INC.

                                TABLE OF CONTENTS

                                                                          Page


INVESTMENT POLICIES AND RESTRICTIONS........................................56

THE FUNDS AND THEIR MANAGEMENT..............................................65

HOW SHARES CAN BE PURCHASED.................................................78

HOW SHARES ARE VALUED.......................................................82

FUND PERFORMANCE............................................................83

SERVICES PROVIDED BY THE FUNDS..............................................85

TAX-DEFERRED RETIREMENT PLANS...............................................86

HOW TO REDEEM SHARES........................................................86

DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES...................................87

INVESTMENT PRACTICES........................................................90

ADDITIONAL INFORMATION......................................................93

APPENDIX A..................................................................97

INVESTMENT POLICIES AND RESTRICTIONS


     As discussed in each Fund's Prospectus in the section entitled "Investment Objective ^ And Strategy" and "Investment Policies^ And Risks," the Funds may invest in a variety of securities and employ a broad range of investment techniques in seeking to achieve their respective investment objectives. Such securities and techniques include the following:

     ^ Equity Securities. As described in the Prospectuses, equity securities which may be purchased by the Funds consist of common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the prices of common stocks and exhibit similar behavior (although often more volatile). Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.


     Convertible securities which may be purchased by the Funds include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

     Convertible securities have an "investment value" which is the theoretical value determined by the yield they provide in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. They also have a "conversion value" which is their worth in market value if the securities were exchanged for their underlying equity securities. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, generally will yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.


     Debt Securities (Growth & Income Fund only). As discussed in the sections of the ^ Growth & Income Fund's Prospectus entitled ^ "Investment Objective And Strategy" and "Investment Policies And Risks," the debt securities in which the Fund invests generally are subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The ratings given a debt security by ^ Moody's Investors Service, Inc. ^("Moody's") and/or Standard & ^ Poor's, a division of The McGraw-Hill Companies, Inc. ^("S&P") provide a generally useful guide as to such credit risk. Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such debt securities, whereas a decline in interest rates will tend to increase their values.

     Restricted/144A Securities. As discussed in the section of ^ its Prospectus entitled "Investment Policies And Risks," the Dynamics Fund may invest in restricted securities including restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933^, as amended (the "1933 Act") (hereinafter referred to as "Rule 144A Securities"), if a liquid institutional trading market exists. The Growth & Income Fund can invest in Rule 144A Securities only.


     In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund could affect adversely the marketability of such security, and the Fund might be unable to dispose of such security promptly or at reasonable prices.


     The board of directors has delegated to INVESCO the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are subject to the Fund's restriction against investing more than 10% of its total assets in illiquid securities. Under guidelines established by the board of directors, INVESCO will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

     Repurchase Agreements. As discussed in the section of each Fund's Prospectus entitled "Investment Policies And Risks," each Fund may invest in repurchase agreements with respect to debt instruments eligible for investment by a Fund with member banks of the Federal Reserve System, registered broker-dealers and registered U.S. government securities dealers which are believed to be creditworthy under standards established by the Company's board of directors. A repurchase agreement is an agreement under which the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held as collateral by the Funds' custodian bank until the repurchase agreement is completed. In addition, the Company's board of directors monitors the Fund's repurchase agreement transactions and has established guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 10% of its total assets would be invested in such repurchase agreements and other illiquid securities.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent ^, the Fund may experience costs and delays in realizing on the collateral. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While ^ INVESCO acknowledges these risks, it is expected that the risks can be minimized through careful monitoring procedures.

     ^ Securities Lending. As described in the section of each Fund's Prospectus entitled "Investment Policies And Risks," each Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral consisting of cash, letters of credit, or securities issued or guaranteed by the United States government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving income from the borrower of the securities. Loans will be made only to firms deemed by the adviser ^(under procedures established by the Company's board of directors) to be creditworthy and when the amount of interest income to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities, plus accrued interest and dividends), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss during the loan period would inure to the Fund.

     Futures and Options on Futures (Growth & Income Fund only). As described in the ^ Growth & Income Fund's Prospectus, the Fund may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts. The Fund will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or the investment advisers thereto, from registration as a commodity pool operator. The Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, ^ because losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").


     Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

     In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.


      Options on Futures Contracts^ (Growth & Income Fund only). The Growth & Income Fund may buy and write options on futures contracts for hedging purposes; options are also included in the types of instruments sometimes known as derivatives. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option which the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

     The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.


     Forward Foreign Currency Contracts. The Funds^ may enter into forward currency contracts, which are included in the types of instruments sometimes known as derivatives, to purchase or sell foreign currencies (i.e., non-U.S. currencies) as a hedge against possible variations in foreign exchange rates. A forward foreign currency exchange contract ("forward contract") is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, ^ a Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The ^ Funds will not speculate in forward ^ contracts. Although the ^ Funds have not adopted any limitations on ^ their ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the ^ Funds do not attempt to hedge all of ^ their non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by its investment adviser ^. The ^ Funds will not enter into forward contracts for a term of more than one year.

     Investment Restrictions. As described in the section of the ^ Prospectuses entitled "Investment Policies And Risks," each Fund ^ operates under certain ^ investment restrictions. ^ For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.

INVESCO Dynamics Fund

     The following restrictions are fundamental and may not be changed with respect to the INVESCO Dynamics Fund without prior approval of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under these restrictions, the Dynamics Fund may not:


     (1)  issue preference shares or create any funded debt;

     (2)  sell short or buy on margin;

     (3) borrow money (in the event the board of directors should authorize the borrowing of money for the purpose of exercising permissive leverage) unless immediately thereafter the Fund's total net assets equal at least 400% of all borrowings, except that the percentage may be less than 400% if reduced because of changes in the value of the Fund's investments, but it is required at all times to comply with the provisions of the Investment Company Act of 1940 and to maintain asset coverage of at least 300%. The Fund may borrow only from banks;

     (4)  buy or sell real estate (however,  the Fund may purchase securities of
          companies   investing  in  real  estate),   commodities  or  commodity
          contracts;

     (5) invest in securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

     (6) invest in any company for the purpose of exercising control or management;

     (7) purchase the securities of any company if as a result of such purchase more than 10% of total assets would be invested in securities that are illiquid because of the legal or contractual restrictions on resale to which they are subject ("restricted securities"), or because there are no readily available market quotations for such securities, or enter into a repurchase agreement maturing in more than seven days, if as a result, such repurchase agreements, together with illiquid securities, would constitute more than 10% of total assets;

     (8) purchase securities if the purchase would cause the Fund, at the time, to have more than 5% of its total assets invested in the securities of any one issuer or to own more than 10% of the voting securities of any one issuer (except obligations issued or guaranteed by the U.S. Government);

     (9)  engage in the underwriting of any securities;

     (10) make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Fund's total net assets (taken at current value). No more than 10% of the Fund's total net assets may be invested in repurchase agreements maturing in more than seven days;

     (11) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers or directors of the Fund and its investment supervisor, as a group, own more than 5% of such securities; or

     (12) invest more than 25% of the value of the Fund's assets in one particular industry.

     In applying restriction (7) above, the Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 10% of total assets limit. The board of directors has delegated to the Fund's investment adviser the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Fund's ^ 10% of total assets limitations on investing in securities that are not readily marketable, discussed below. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). However, Rule 144A Securities are still subject to the Fund's 10% of total assets limitation on investments in restricted securities (securities for which there are legal or contractual restrictions on resale).


     In applying restriction (12) above, the Fund uses a modified S&P industry code classification schema which uses various sources to classify.


INVESCO Growth & Income Fund

     The following restrictions are fundamental and may not be changed with respect to the Growth & Income Fund without the prior approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Under these restrictions, the Growth & Income Fund will not:


     (1)  issue preference shares or create any funded debt;


     (2) borrow money in excess of 5% of the value of its total assets and then only from banks, and when borrowing, it is a temporary measure for emergency purposes*;

     (3) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

     (4) with respect to 75% of its total assets, purchase securities if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);

     (5) make loans to any person, except through the purchase of debt securities in accordance with the Fund's investment policies, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Fund's total assets (taken at current value). No more than 10% of the Fund's total assets may be invested in repurchase agreements maturing in more than seven days;

     (6) invest in any company for the purpose of exercising control or management;

     (7)  buy other than readily marketable securities;

     (8)  engage in the underwriting of any securities;

     (9) purchase securities of any company in which any officer or director of the Fund or its investment adviser owns more than 1/2 of 1% of the outstanding securities, or in which all of the officers and directors of the Fund and its investment adviser, as a group, own more than 5% of such securities;

     (10) invest more than 25% of the value of the Fund's total assets in one particular industry.

*The Fund has no intention of borrowing money for other than temporary cash flow purposes in the foreseeable future unless unexpected developments make borrowing of money by the Fund under this fundamental investment restriction desirable in order to allow the Fund to meet its obligation (e.g., processing redemptions in a timely manner).

     With respect to investment restriction (7) above, the board of directors has delegated to the Funds' investment adviser the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and whether or not such securities are subject to restriction (9) above. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     In applying restriction (10) above, the Fund uses a modified S&P industry code classification schema which uses various sources to classify.

     The following non-fundamental investment restrictions have been adopted by the Fund. These investment restrictions may be changed by the directors at their discretion, without shareholder approval:

     (1) The Fund will not enter into any futures contracts, options on futures, puts and calls if immediately thereafter the aggregate margin deposits on all outstanding derivatives positions held by the Fund and premiums paid on outstanding positions, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund.

     (2) The Fund will not enter into any derivatives positions if the aggregate net amount of the Fund's commitments under outstanding derivatives positions of the Fund would exceed the market value of the total assets of the Fund.

THE FUNDS AND THEIR MANAGEMENT


     The Company. The Company was incorporated as INVESCO Dynamics Fund, Inc. on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company assumed all of the assets and liabilities of Financial Dynamics Fund, Inc. ("FDF"), which was incorporated in Colorado on February 17, 1997. All financial and other information about the Company for periods prior to July 1, 1993, relates to FDF. The name of the Company was changed to INVESCO Capital Appreciation Funds, Inc. on July 3, 1997. On August 28, 1998, the name of the Company was changed to INVESCO Equity Funds, Inc.

     The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ^("INVESCO"), is employed as the Company's investment adviser. ^ INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

     The Investment Sub-Adviser. Prior to February 3, 1998, Institutional Trust Company ("ITC")^ (formerly INVESCO Trust Company^) provided sub-advisory services to the Dynamics Fund. Effective February 3, 1998, ITC no longer ^ provided sub-advisory ^ services to this Fund and ^ INVESCO provides such day-to-day portfolio management services as the investment adviser to the Dynamics Fund. This change in no way ^ changed the basis upon which investment advice is provided to the Dynamics Fund, the cost of those services to this Fund or the persons actually performing the investment advisory and other services previously provided by ITC.

     The Distributor. Effective September 30, 1997 ^(upon inception with respect to the Growth & Income Fund^), INVESCO Distributors, Inc. ("IDI") became the Funds' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by ^ INVESCO. Prior to September 30, 1997, ^ INVESCO served as the Dynamics Fund's distributor.

     ^ INVESCO and IDI are indirect wholly owned subsidiaries of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world with approximately ^ $261 billion in assets under management^ as of June 30, 1998. INVESCO was established in 1932 and as of ^ April 30, 1998, managed 14 mutual funds, consisting of ^ 48 separate portfolios, on behalf of ^ 1,492,189 shareholders.


     AMVESCAP PLC's North American subsidiaries include the following:


     --ITC of Denver, Colorado, provides retirement account custodian and/or trust services for individual retirement accounts ^("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through ^ INVESCO, complete transfer agency functions: correspondence, subaccounting, telephone communications and processing of distributions.


     --INVESCO Capital Management, Inc. of Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

     --INVESCO Management & Research, Inc. of Boston, Massachusetts, primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors of Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.


     As indicated in the Funds' Prospectuses, ^ INVESCO permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of ^ INVESCO and its North American affiliates. The policy requires officers, inside directors, investment and other personnel of ^ INVESCO and its North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of ^ INVESCO and its North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of the policy are administered by and subject to exceptions authorized by ^ INVESCO.

     Investment Advisory Agreement. ^ INVESCO serves as investment adviser to the Funds pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or ^ INVESCO at a meeting called for such purpose. Shareholders of the Dynamics Fund approved the Agreement on January 31, 1997 for an initial term expiring February 28, 1999. On May 13, 1998, this period was extended by the Company's board of directors to May 15, 1999. With respect to the Growth & Income Fund, the Agreement was approved by ^ INVESCO on ^ May 13, 1998, for an initial term expiring ^ May 15, 1999. Thereafter, the Agreement may be continued from year to year with respect to each Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the ^ applicable Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party or by a Fund with respect to that Fund, upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The Agreement provides that ^ INVESCO shall manage the investment portfolios of the Funds in conformity with each Fund's investment policies^. Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of separate agreement between the Company and ^ INVESCO or any affiliate thereof, including the distribution and sale of each Fund's shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with ^ INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by ^ INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by ^ INVESCO are borne by the Funds.

     As full compensation for its advisory services to the Company, ^ INVESCO receives a monthly fee. With respect to the Dynamics Fund, the fee is calculated daily at the annual rate of 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; and 0.50% on the Fund's average net assets in excess of $700 million. For the fiscal years ended April 30, 1998, 1997 and 1996, the Dynamics Fund paid INVESCO advisory fees of $5,874,212, $4,550,303 and $3,382,286, respectively. With respect to the Growth & Income Fund, the fee is calculated at the annual rate of 0.75% of the Funds' average net assets. The Growth & Income Fund did not pay advisory fees as of April 30, 1998 as the Fund did not commence operations until June 30, 1998.

     Administrative Services Agreement. ^ INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting, and recordkeeping services to the ^ Funds pursuant to an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved on November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or ^ INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term expiring February 28, 1998 and has been extended by action of the board of directors until May 15, 1999. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by ^ INVESCO on sixty
(60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

     The Administrative Agreement provides that ^ INVESCO shall provide the following services to the Funds: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of ^ INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

     As full compensation for services provided under the Administrative Agreement, each Fund pays a monthly fee to ^ INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the applicable Fund. During the fiscal years ended April 30, 1998, 1997^ and 1996 ^, the Dynamics Fund paid ^ INVESCO administrative services fees in the amount of $170,476, $130,696^ and $97,509 ^, respectively. The Growth & Income Fund did not pay ^ INVESCO administrative services fees as of April 30, ^ 1998 as the Fund did not commence operations until June 30, 1998.

     Transfer Agency Agreement. ^ INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the ^ Funds pursuant to a Transfer Agency Agreement dated February 28, 1997 which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, 1996, for an initial term expiring February 28, 1998 ^, which has been extended by action of the board of directors until May 15, 1999. Thereafter the Transfer Agency Agreement may be continued from year to year with respect to a Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of ^ such Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

     The  Transfer  Agency  Agreement  provides  that the  Funds  shall pay to ^
INVESCO an annual fee of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account ^. This fee is paid monthly at 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in existence at any time during each month. For the fiscal years ended April 30, 1998, 1997^ and 1996 ^, the Dynamics Fund paid ^ INVESCO transfer agency fees of $2,156,766, $1,964,970^ and $1,108,321 ^(prior to the voluntary absorption of certain Fund expenses by INVESCO), respectively. The Growth & Income Fund did not pay ^ INVESCO transfer agency fees as of April 30, ^ 1998 as the Fund did not commence operations until June 30, 1998.

     Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each of the Funds are carried out and that the Funds are properly administered. The officers of the Company, all of whom are officers and employees of, and paid by ^ INVESCO, are responsible for the day-to-day administration of the Company and each of the Funds. The investment adviser for each Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the investment committee of ^ INVESCO.

     All of the officers and directors of the Company hold comparable positions with INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust^ and INVESCO Treasurer's Series Trust. All of the officers of the Company also hold comparable positions with INVESCO Value Trust and INVESCO Treasurer's Series Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during at least the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof^.
Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. ^ Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company^. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.
^
     VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry of Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: ^ 34 Seawatch Drive, Atlanta, Georgia. Born: June 23, 1930. ^

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.


     LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.
^

     WENDY L. GRAMM, Ph.D.,**@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Independent Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

     ^ KENNETH T. KING,#@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona. Born:
November 16, 1925.

     JOHN W. MCINTYRE,#@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of The Citizens and Southern Georgia ^ Corporation and Citizens and Southern National Bank. ^ Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, GA. Born: September 14, 1930.

     LARRY SOLL, Ph.D.,**@ Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since its incorporation in 1982. Director of ISI Pharmaceuticals, Inc. Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born:
April 26, 1942.


     MARK H. WILLIAMSON,+* President, CEO and Director. President, CEO and Director of INVESCO Distributors, Inc.; President, CEO and Director of INVESCO Funds Group, Inc. and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to 1998). Born: May 24, 1951.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel (since 1989) and Secretary (since 1989) of INVESCO Funds Group, Inc. and ^ Senior Vice President, General Counsel and Secretary of INVESCO Distributors, Inc. (since 1997); Vice President (May 1989 to April 1995)^ of INVESCO Funds Group, Inc.; ^ Senior Vice President, (since 1995), General Counsel (since 1989) and Secretary (1989 to 1998) of Institutional Trust Company. Formerly, employee of a U.S. regulatory agency, Washington, D.C. (June 1973 through May 1989).
Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. ^(since 1988). Senior Vice President and Treasurer of INVESCO Distributors, Inc. (since 1997). Senior Vice President and Treasurer of Institutional Trust Company (1988 to 1998) Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. (since 1995) and of INVESCO Distributors, Inc. (since
1997) and Trust Officer of ^ Institutional Trust Company ^(1995 to 1998); and formerly (August 1992 to July 1995) Vice President of INVESCO Funds Group, Inc. ^ Formerly, Vice President of 440 Financial Group from June 1990 to August 1992 and Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. (since 1984) ^. Formerly, Trust Officer of ^ Institutional Trust Company.
Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. (since 1984) and of INVESCO Distributors, Inc. (since 1997) ^. Formerly, Trust Officer of ^ Institutional Trust Company. Born: February 3, 1948.


     #Member of the audit committee of the Company's board of directors.


     @Member of the derivatives committee of the Company's board of directors.

     @@Member of the soft dollar committee of the Company's board of directors.

     +Member of the executive committee of the Company's board of directors. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of ^ directors.


     *These directors are "interested persons" of the Company as defined in the Investment Company Act of 1940.

     **Member of the management liaison committee of the Company's board of directors.


     As of ^ August 24, 1998, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of each Fund's outstanding shares.


Director Compensation


     The following table sets forth, for the fiscal year ended April 30, ^ 1998: the compensation paid by the Company to its ^ independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by IDI and advised by INVESCO ^(including the Company), ^ INVESCO Treasurer's Series Trust, and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, ^ 1997. As of December 31, ^ 1997, there were 49 funds in the INVESCO Complex.

 ^

                                                                         Total
                                                                     Compensa-
                                           Benefits     Estimated    tion From
                             Aggregate      Accrued        Annual      INVESCO
Name of                      Compensa-      As Part      Benefits      Complex
Person,                      tion From   of Company      Upon Re-      Paid To
Position                      Company(1)  Expenses(2)   tirement(3) Directors(1)


Fred A. Deering,             $ ^ 3,488      $ 2,675        $1,717     $113,350
Vice Chairman of
  the Board

Victor L. Andrews              ^ 3,487        2,528         1,987       92,700

Bob R. Baker                   ^ 3,644        2,257         2,663       96,050

Lawrence H. Budner             ^ 3,385        2,528         1,987       91,000

Daniel D. Chabris(4)             3,369        2,733         1,483       89,350

Wendy L. Gramm                   2,297            0             0       39,000

Kenneth T. King                  3,143        2,778         1,557       94,350

John W. McIntyre                 3,183            0             0      104,000

Larry Soll                       2,978            0             0       78,000
                                ------       ------         -----      -------

Total                          $28,974      $15,499        11,394     $797,800

% of Net Assets               0.0022%(6)   0.0012%(5)                 0.0046%(6)

     (1)The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage, and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.


     (2)Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health
Sciences Fund, which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of ^ Mr. McIntyre and Drs. Gramm and Soll, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     ^ (4)Mr. Chabris is retired as a director effective September 30, 1998.

     (5)Totals as a  percentage  of the  Company's  net assets as of April 30, ^
1998.

     (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, ^ 1997.

     Messrs. Brady and ^ Williamson, as "interested persons" of the Company, the ^ Funds and the other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Complex for their service as directors.

     The boards of directors/trustees of the mutual funds managed by ^ INVESCO and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon ^ termination of service as a director (normally at the retirement age of 72) (or the retirement age of 73 or 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to ^ 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the ^ INVESCO and Treasurer's Series funds in a manner determined to be fair and equitable by the committee. Although the Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information, it has begun to accrue, as a current expense, a proportionate amount of the estimated future cost of these benefits. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO and Treasurer's Series Funds. The deferred amounts are being invested in the shares of all of the INVESCO and Treasurer's Series Funds. Each independent director is, therefore, an indirect owner of shares of each INVESCO and Treasurer's Series Funds.

     The Company has an audit committee that is comprised of ^ four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.


     The Company also has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.


     The Company also has a soft dollar committee. The committee meets periodically to review soft dollar brokerage transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Company's board of directors.

     The Company also has a derivatives committee. The committee meets periodically to review derivaties investments made by the Funds. It monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the board of directors. It reports on these matters to the Company's board of directors.

HOW SHARES CAN BE PURCHASED

     The shares of each Fund are sold on a continuous basis at the net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share for each Fund is computed separately for each Fund and is determined once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued."

     The Company has authorized one or more brokers to accept purchase orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Funds' behalf. The Funds will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at a Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.


     IDI acts as the Funds' ^ distributor under a distribution agreement with the Funds^ and bears all ^ expenses, including the costs of printing and distribution of prospectuses incident to direct sales and distribution of Fund shares on a no-load basis.

     Distribution Plan. As discussed under "How to Buy Shares -Distribution Expenses" in the Prospectus, the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on November 1, 1990, with respect to the Dynamics Fund, and upon inception with respect to the Growth & Income Fund. The Plan provides that each Fund may make monthly payments to ^ IDI of amounts computed at an annual rate no greater than 0.25% of the Fund's average net assets to permit ^ IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of each Fund's shares to investors. Payment by a Fund under the Plan, for any month, may be made to compensate ^ IDI for permissible activities engaged in and services provided by ^ IDI during the rolling 12-month period in which that month falls, although the period is extended to 24 months for obligations incurred during the first 24 months of a Fund's operations. For the fiscal year ended April 30, ^ 1998, the Dynamics Fund made payments to ^ INVESCO (the predecessor of IDI as the distributor of Dynamics Fund shares) and IDI under the Plan in the amount of ^ $2,557,942. In addition, as of April 30, ^ 1998, $269,691 of additional distribution accruals had been incurred by the Dynamics Fund and will be paid during the fiscal year ended April 30, ^ 1999. As noted in the section of each Fund's Prospectus entitled "How to Buy

Shares-Distribution Expenses," one type of expenditure is the payment of compensation to securities companies and other financial institutions and organizations, which may include ^ INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by ^ IDI to broker-dealers who sell shares of the Funds and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with ^ IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Fund.

     For the fiscal year ended April 30, ^ 1998, allocation of 12b-1 amounts paid by the Dynamics Fund for the following categories of expenses were: advertising--^ $199,581; sales literature, printing, and postage--^ $214,762; direct mail--^ $99,663; public relations/promotion--^ $72,334; compensation to securities dealers and other organizations--^ $1,554,820; and marketing personnel--^ $416,782. There were no allocations made with respect to the Growth & Income Fund as of April 30, ^ 1998, as the Fund did not commence operations until June 30, 1998.


     The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning each Fund, and assisting in other customer transactions with each Fund.


     The Plan was approved on April 21, 1993, at a meeting called for such purpose, by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ^("independent directors"). Pursuant to authorization granted by the public shareholders of FDF on May 24, 1993, FDF, as the initial shareholder of the Fund, approved the Plan on June 24, 1993 for an initial term expiring April 30, 1994. The Plan has been continued by action of the board of directors until May 15, 1999. With respect to the Dynamics Fund, the board of directors, on February 4, 1997, approved amending the Plan, effective January 1, 1997, to convert the Plan to a compensation type Rule 12b-1 plan. This amendment of the Plan did not result in increasing the amount of the Fund's payments thereunder. With respect to the Growth & Income Fund, the Plan ^ was approved by action of the board of directors of the Company for an initial period expiring May 15, 1999. Pursuant to authorization granted by the Company's board of directors on September 2, 1997, a new Plan became effective on September 29, 1997, under which IDI assumed all obligations related to distribution from INVESCO.

     The Plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to any Fund, without penalty, if a majority of the ^ independent directors, or shareholders of such Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Funds, the investment climate for any particular Fund, general market conditions, and the volume of sales and redemptions of a ^ Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Fund's shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as ^ independent directors of the Company shall be committed to the ^ independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of a Fund's payments thereunder without approval of the shareholders of such Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the ^ independent directors. Under the agreement implementing the Plan, ^ IDI or the Funds, the latter by vote of a majority of the ^ independent directors or of the holders of a majority of any Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by any Fund under the Plan in the event of its termination as to that Fund.


      To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of each Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Fund's obligation to make payments to ^ IDI shall terminate automatically, in the event of such "assignment," in which event the Funds may continue to make payments, pursuant to the Plan, to ^ IDI or another organization only upon the approval of new arrangements, which may or may not be with ^ IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the ^ independent directors, by a vote cast in person at a meeting called for such purpose.


     Information regarding the services rendered under the Plan and the amounts paid therefor by each Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan at the level of compensation provided therein.


     The only  directors  or  interested  persons,  as that term is  defined  in
Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The Funds And Their Management-Officers and Directors of the Company," who are also officers either of ^ IDI or companies affiliated with ^ IDI. The benefits which the Company believes will be reasonably likely to flow to the Funds and their shareholders under the Plan include the following:

     (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment ^ objective(s) of the ^ Funds;


     (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes;


     (3) The positive effect which increased Fund assets will have on its revenues could allow ^ INVESCO:


          (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),


          (b) To increase the number and type of mutual funds available to investors from ^ INVESCO (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

          (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

     (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the plan.

HOW SHARES ARE VALUED

     As described in the section of each Fund's Prospectus entitled "Fund Price and Performance," the net asset value of shares of each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day such Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

     The net asset value per share of each Fund is calculated by dividing the value of all securities held by a Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of that Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair values as determined in good faith by the board of directors or pursuant to procedures adopted by the Company's board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Company's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase normally are valued at amortized cost.

     The value of the securities held by the Funds and other assets used in computing net asset value generally are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing a Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE


     As discussed in the section of ^ each Fund's Prospectus entitled "Fund Price and Performance," the Company advertises the total return performance of the Funds. Average annual total return performance for the Dynamics Fund for the one-, five-, and ten-year periods ended April 30, ^ 1998, was ^ 56.42%, 22.75% and ^ 19.44%, respectively. Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                 P(1 + T)exponent n = ERV

where:      P = initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

     The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

     In conjunction with performance reports, comparative data between the Funds' performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

     In conjunction with performance reports and/or analyses of shareholder service for the Funds, comparative data between the Funds' performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the Capital Appreciation (Dynamics) and Growth and Income (Growth & Income) mutual fund groupings, in addition to the broad-based Lipper general fund groupings. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

            American Association of Individual Investors' Journal
            Banxquote
            Barron's
            Business Week
            CDA Investment Technologies
            CNBC
            CNN
            Consumer Digest
            Financial Times
            Financial World
            Forbes
            Fortune
            Ibbotson Associates, Inc.
            Institutional Investor
            Investment Company Data, Inc.
            Investor's Business Daily
            Kiplinger's Personal Finance
            Lipper Analytical Services, Inc.'s Mutual Fund
              Performance Analysis
            Money
            Morningstar
            Mutual Fund Forecaster
            No-Load Analyst
            No-Load Fund X

            Personal Investor
            Smart Money
            The New York Times
            The No-Load Fund Investor
            U.S. News and World Report
            United Mutual Fund Selector
            USA Today
            The Wall Street Journal
            Wiesenberger Investment Companies Services
            Working Woman
            Worth

SERVICES PROVIDED BY THE FUNDS


     Periodic Withdrawal Plan. As described in the section of ^ each Fund's Prospectus entitled "How ^ To Sell Shares," each Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in a Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.


     The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under the Periodic Withdrawal Plan do not represent income or a return on investment.


     Participation in the Periodic Withdrawal Plan may be terminated at any time by directing a written request to ^ INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless the shareholder requests otherwise.

     Exchange Policy. As discussed in the section of ^ each Fund's Prospectus entitled "How ^ To Buy Shares - Exchange Policy," each Fund offers shareholders the ability to exchange shares of a Fund for shares of certain other no-load mutual funds advised by ^ INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO ^, using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on an exchange is recognized for federal income tax purposes. This policy is not an option or right to purchase securities and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS


     As described in the section of ^ each Fund's Prospectus entitled "Fund Services," shares of a Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from ^ INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.


HOW TO REDEEM SHARES


     ^ Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of ^ each Fund's Prospectus entitled "How ^ To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.

     The Company has authorized one or more brokers to accept redemption orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Funds' behalf. The Funds will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at a Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.


     It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, OTHER DISTRIBUTIONS, AND TAXES


     Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Dynamics Fund so qualified in the fiscal year ended April 30, ^ 1998, and both Funds intend to qualify during their current fiscal year. As a result, it is anticipated that neither Fund will pay federal income or excise taxes and both Funds will be accorded conduit or "pass through" treatment for federal income tax purposes.


     Dividends paid by each Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, each Fund sends shareholders information regarding the amount and character of dividends paid in the year.


     Distributions by each Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. ^ Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at ^ the maximum rate of 28% (depending on the shareholder's marginal tax rate). Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20% (depending on the shareholder's marginal tax rate). Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into effect on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax ^ adviser as to the effect of ^ distributions by the Fund ^.

     All dividends and other distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares of one of the ^ Funds or another fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

     ^ INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by ^ INVESCO will be computed using the single-category average cost method, although neither ^ INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for a Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change the method.


     If a Fund's shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and net capital gains for the one-year period ending on ^ October 31 of that year, plus certain other amounts.

     Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld will be treated as an expense of the ^ Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Otherwise, foreign taxes withheld will be treated as an expense of the Fund.


     Each Fund may invest in the stock of "passive foreign investment companies" (PFICs"). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.


     Each ^ Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over a ^ Fund's adjusted tax basis therein as of the end of that year. Once the election has been made, a ^ Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by a ^ Fund for prior taxable years. A ^ Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect that amounts of income included and deductions taken under the election.


     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.


     Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and ^ other distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.


INVESTMENT PRACTICES

     Leverage. The Company's charter permits each Fund to borrow from banks up to 25% of the value of its net assets, excluding the proceeds of any such borrowing (subject to its investment restrictions), for the purpose of purchasing portfolio securities. This is a speculative technique commonly known as leverage. Since the Dynamics Fund's inception, leverage has never been employed, and it may not be employed by either Fund without express authorization of the Company's board of directors. Such authorization is not presently contemplated. Should the leverage technique be employed at some future date, it would be employed with the expectation that portfolio gains attributable to the investment of borrowed monies will exceed the interest costs on such monies. If this expectation were not realized and the market value of securities so purchased declined, however, the impact of such market decline would be increased by the amount of interest paid on such borrowings.


     Portfolio Turnover. There are no fixed limitations regarding a Fund's portfolio turnover. Since the Dynamics Fund started business, the rate of portfolio turnover has fluctuated under constantly changing economic conditions and market circumstances.^ Securities initially satisfying the basic policies and objectives of a Fund may be disposed of when they are no longer suitable. Brokerage costs to a Fund are commensurate with the rate of portfolio activity. Portfolio turnover rates for the Dynamics Fund for the fiscal years ended April 30, 1998 and 1997 were 178% and 204%, respectively. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.


     Placement of Portfolio Brokerage. ^ INVESCO, as the Funds' investment adviser, places orders for the purchase and sale of securities with brokers and dealers based upon ^ INVESCO's evaluation of the financial responsibility of the brokers and dealers, and considering the brokers' and dealers' ability to effect transactions at the best available prices. ^ INVESCO evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire the new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on the portfolio transactions of each Fund, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions or discounts charged the Funds are consistent with prevailing and reasonable commissions^ or discounts, INVESCO also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by broker-dealers on transactions effected for other comparable institutional investors. While ^ INVESCO seeks reasonably competitive rates, the Funds do not necessarily pay the lowest commission ^, spread or discount available.

     Consistent with the standard of seeking to obtain the best execution on portfolio transactions, ^ INVESCO may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to ^ INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which the ^ Funds effect securities transactions may be used by ^ INVESCO in servicing all of its accounts and not all such services may be used by ^ INVESCO in connection with the Funds.

     In recognition of the value of the above-described brokerage and research services provided by certain brokers, ^ INVESCO, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Funds on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

     Portfolio transactions may be effected through qualified broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Company's ^ adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     Certain financial institutions (including brokers who may sell shares of the Funds, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Company have authorized the Funds to apply dollars generated from the Company's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized the Funds to pay transfer agency fees to ^ INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Funds. ^ INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Company to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. ^ INVESCO itself pays the portion of ^ a Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized ^ INVESCO to place a portion of the Funds' brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if ^ INVESCO reasonably believes that, in effecting the Funds' transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Funds may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Funds, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between ^ INVESCO or IDI and the NTF Program Sponsor. Thus, the Funds pay sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by ^ a Fund's credits. In the event that the transfer agency fee paid by the Funds to ^ INVESCO with respect to investors who have beneficial interests in a particular

NTF Program Sponsor's omnibus accounts in a Fund exceeds the Services Fee applicable to the Fund, after application of credits, ^ INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to a Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by ^ INVESCO prior to each fiscal year-end of the Funds. The Company's board of directors has also authorized the ^ Funds to pay to ^ IDI the full Rule 12b-1 fees contemplated by the Plan as payment for expenses incurred by ^ IDI in engaging in the activities and providing the services on behalf of the Funds contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to pay ^ IDI for payments to such NTF Program Sponsor absent such credits.

     The aggregate dollar amount of brokerage commissions paid by the Company for the Dynamics Fund for the fiscal years ended April 30, 1998, 1997^ and 1996 ^, were $7,542,687, $5,707,197^ and $3,891,234 ^, respectively. For the fiscal year ended April 30, ^ 1998, brokers providing research services received ^ $3,296,737 in commissions on portfolio transactions effected for the Dynamics Fund. The aggregate dollar amount of such portfolio transactions was ^ $1,990,592,991. Brokers received no commissions on portfolio transactions effected for the Dynamics Fund during the fiscal year ended April 30, ^ 1998, as a result of selling shares of the Dynamics Fund.

     At April 30, ^ 1998, the Dynamics Fund held debt securities of its regular brokers or dealers, or their parents, as follows:


                                                           Value of Securities
     Broker or Dealer                                          at ^ 4/30/98
     ----------------                                     -------------------

     ^ State Street Bank & Trust                                 53,395

     ^ The Growth & Income Fund did not pay any brokerage fees as of April 30, 1998, as it did not commence operations until June 30, 1998.

     ^ INVESCO does not receive any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between ^ INVESCO or any person affiliated with ^ INVESCO or the Funds and any broker or dealer that executes transactions for the Funds.


ADDITIONAL INFORMATION


     Common Stock. The Company has ^ 1,000,000,000 authorized shares of common stock with a par value of $0.01 per share. Of the Company's authorized shares, ^ 200,000,000 shares have been allocated to ^ the Dynamics Fund and 100,000,000 shares have been allocated to the Growth & Income Fund. As of July 31, 1998, 86,766,172 shares of the Dynamics Fund were outstanding and 1,393,257 shares of the Growth & Income Fund were outstanding. All shares issued and outstanding are, and all shares offered hereby, when issued, will be, fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.


     Shares of each series represent the interests of the shareholders of such series in a particular portfolio of investments of the Company. Each series of the Company's shares is preferred over all other series with respect to the assets specifically allocated to that series, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that series. The assets of each series are segregated on the books of account and are charged with the liabilities of that series and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and those items are allocated among series in a manner deemed by the board of directors to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each series. In the unlikely event that a liability allocable to one series exceeds the assets belonging to the series, all or a portion of such liability may have to be borne by the holders of shares of the Company's other series.

     All Fund shares, regardless of series, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all series of the Company. When not all series are affected by a matter to be voted upon, such as approval of an investment advisory contract or change in a Fund's investment policies, only shareholders of the series affected by the matter may be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation or retirement. Directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

     Principal Shareholders. As of ^ July 31, 1998, the following ^ entities held more than 5% of the ^ Funds' outstanding equity securities.

                                                                  Class and
                                    Amount and Nature             ^ Percent
Name and Address                       of Ownership               of Class
----------------                    -----------------             ---------
Dynamics Fund

Charles Schwab & Co. Inc.           ^ 12,019,655.6400              13.92%
Special Custody Account
For The Exclusive Benefit
of Customers
Attn: Mutual Funds

101 Montgomery St.
San Francisco, CA 94104


Growth & Income Fund

Nat'l Financial Services Corp            177,547.0710              12.88%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty Street, 5th Floor
Attn: Kate Recon
New York, NY 10281-5500

Charles Schwab & Co. Inc.                109,400.2860               7.94%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

     Independent Accountants. ^ PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.


     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of the investment securities of the Company's Funds in accordance with procedures and conditions specified in the custody agreement. Under the contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Company to be held outside the United States in branches of U.S. Banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

     Transfer Agent. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

     Reports to Shareholders. The Company's fiscal year ends on April 30. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.


     Financial Statements. The audited financial statements of the ^ Company and the notes thereto for the fiscal year ended April 30, ^ 1998, and the report of ^ PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended April 30, ^ 1998: Statement of Investment Securities as of April 30, ^ 1998; Statement of Assets and Liabilities as of April 30, ^ 1998; Statement of Operations for the year ended April 30, ^ 1998; Statement of Changes in Net Assets for each of the two years in the period ended April 30, ^ 1998; and Financial Highlights for each of the five years in the period ended April 30, ^ 1998.

     ^ Prospectuses. The Company will furnish, without charge, a copy of any Fund's Prospectus upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.


     Registration Statement. This Statement of Additional Information and the related Prospectuses do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete
Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

                                                                    APPENDIX A

                  DESCRIPTION OF FUTURES AND OPTIONS CONTRACTS
                           (GROWTH & INCOME FUND ONLY)


Options on Securities

     An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

      An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series.

Although the Funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that a Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

     Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insuffi cient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transac tions or both; (iii) trading halts, suspensions or other restric tions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

     In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the

Company on behalf of a Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermedi ation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts

     A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agree ments, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to market."

     A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

     Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

Options on Futures Contracts

     An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                          PART C.  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits
            ---------------------------------

            (a)   Financial Statements:
                                                                  Page in
                                                                  Prospectus
                                                                  ----------
                  (1)   Financial statements and schedules
                        included in Prospectus (Part A):


                        Financial Highlights for each of
                        the ten years in the period ended
                        April 30, 1998 for INVESCO
                        Dynamics Fund.
                                                                  Page in
                                                                  Statement
                                                                  of Addi-
                                                                  tional
                                                                  Informa-
                                                                  tion ^
                                                                  ---------

                  (2)   The following audited financial
                        statements of the Company and the
                        notes thereto with respect to the
                        Dynamics Fund for the fiscal year
                        ended April 30, ^ 1998, and the
                        report of ^ PricewaterhouseCoopers
                        LLP with respect to such financial
                        statements, are incorporated in the
                        Statement of Additional Information
                        by reference from the Company's
                        Annual Report to Shareholders for
                        the fiscal year ended April 30, ^
                        1998; Statement of Investment
                        Securities as of April 30, ^ 1998;
                        Statement of Assets and Liabilities
                        as of April 30, ^ 1998; Statement
                        of Operations for the year ended
                        April 30, ^ 1998; Statement of
                        Changes in Net Assets for each of
                        the two years in the period ended
                        April 30, ^ 1998; and Financial
                        Highlights for each of the five
                        years in the period ended April 30,
                        ^ 1998.


                  (3)   Financial statements and schedules
                        included in Part C:

                        None: Schedules have been omitted
                        as all information has been
                        presented in the financial
                        statements.

            (b)   Exhibits:


                  (1)   Articles of Incorporation (Charter)
                        filed April 2, ^ 1993.(2)

                        (a) Articles of Amendment to
                        Articles of Incorporation filed
                        June 26, ^ 1997.(3)

                        (b) Articles Supplementary to
                        Articles of Incorporation filed May
                        18, 1998.(5)

                        (c) Articles Supplementary to
                        Articles of Incorporation filed
                        August 28, 1998.

                  (2)   Bylaws, as amended July 21, ^
                        1993.(2)


                  (3)   Not applicable.

                  (4)   Not required to be filed on EDGAR.

                  (5)   (a) Investment Advisory Agreement
                        between Registrant and INVESCO

                        Funds Group, Inc. dated February
                        28, ^ 1997.(3)

                              (i) ^ Amendment to Investment
                              Advisory Agreement, dated  ^
                              June 30, 1998.(4)
                              (ii) ^ Form of Amendment to Investment
                              Advisory Agreement dated  ________,
                              1998. ^ (5)

                  (6)   Distribution Agreement between
                        Registrant and INVESCO Funds Group,
                        Inc. dated February 28, ^ 1997.(3)

                        (b) Distribution Agreement, dated
                        September 30, 1997, between
                        Registrant and INVESCO
                        Distributors, ^ Inc.(4)

                  (7)   Defined Benefit Deferred
                        Compensation Plan for
                        Non-Interested Directors and   ^
                        Trustees. (5)

                  (8)   Custody Agreement between
                        Registrant and State Street Bank
                        and Trust Company dated July 1, ^
                        1993.(1)

                        (a) Amendment to Custody Agreement
                        dated October 25, ^ 1995.(3)

                        (b) Data Access ^ Addendum.(4)

                        (c) Additional Fund Letter dated
                        April 15, ^ 1998.(4)

                        (d) ^ Form of Additional Fund Letter dated
                        _________, 1998. ^ (5)


                  (9)   (a) Transfer Agency Agreement
                        between Registrant and INVESCO

                        Funds Group, Inc. dated February
                        28, ^ 1997.(3)

                        (b) Administrative Services
                        Agreement between Registrant and
                        INVESCO Funds Group, Inc., dated
                        February 28, ^ 1997.(3)

                  (10)  Opinion and consent of counsel as
                        to the legality of the securities
                        being  registered, indicating
                        whether they will, when sold, be
                        legally issued, fully paid and
                        non-^ assessable.(4)


                  (11)  Consent of Independent Accountants.

                  (12)  Not applicable.

                  (13)  Not applicable.

                  (14)  Copies of model plans used in the
                        establishment of retirement plans
                        as follows:

                        (a) Non-standardized Profit Sharing
                        Plan; (5)

                        (b) Non-standardized Money Purchase
                        Pension Plan;(5)

                        (c) Standardized Profit Sharing Plan
                        Adoption Agreement;(5)

                        (d) Standardized Money Purchase
                        Pension Plan;(5)

                        (e) Non-standardized 401(k) Plan
                        Adoption Agreement;(5)

                        (f) Standardized 401(k) Paired
                        Profit Sharing Plan;(5)

                        (g) Standardized Simplified
                        Profit Sharing Plan; ^ (5)

                        (h) Defined Contribution Master
                        Plan & Trust Agreement; ^ (5)


                  (15)  Amended Plan and Agreement of
                        Distribution dated January 1,  1997,
                        adopted pursuant to Rule 12b-1
                        under the Investment Company Act of
                        1940.(3)


                  (16)  Schedule for computation of
                        performance ^ data.(3)


                  (17)  Financial Data Schedule for INVESCO
                        Dynamics Fund.

                  (18)  Not Applicable.

---------------
(1)Previously filed on EDGAR with Post-Effective Amendment No. 44 to the Registration Statement on June 22, 1993 and incorporated herein by reference.

(2)Previously filed on EDGAR with Post-Effective Amendment No. 45 to the Registration Statement on August 27, 1996 and incorporated herein by reference.

(3)Previously filed on EDGAR with Post-Effective Amendment No. 46 to the Registration Statement on June 30, 1997 and incorporated herein by reference.


(4)Previously filed on EDGAR with Post-Effective Amendment No. 47 to the Registration Statement on April 16, 1998 and incorporated herein by reference.

(5)Previously filed on EDGAR with Post-Effective Amendment No. 48 to the Registration Statement on July 10, 1998 and incorporated herein by reference.

Item 25.    Persons Controlled by or Under Common Control with
            Registrant

            No person is presently controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities

            Title of Class                                Number of Record
            --------------                                Holders as of
            Common Stock                                  ^ July 31, 1998
                                                          -----------------
            Dynamics Fund                                    ^ 48,482
            Growth & Income Fund                                1,658


Item 27.    Indemnification

     Indemnification provisions for officers and directors of Registrant are set forth in Article VII, Section 2 of the Articles of Incorporation, and are hereby incorporated by reference. See Item 24(b)(1) above. Under these Articles, officers and directors will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also intends to maintain liability insurance policies covering its directors and officers.

Item 28.    Business and Other Connections of Investment Adviser


     See "The ^ Fund And Its Management" in the ^ Prospectuses and "The Funds And Their Management" in the Statement of Additional Information for information regarding the business of the investment adviser^, INVESCO Funds Group, Inc. ("INVESCO").

Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO. Certain of these persons hold positions with IDI, a subsidiary of INVESCO, and, during the past two fiscal years, have held positions with INVESCO Trust Company, another subsidiary of INVESCO.

                                 Position
                                  with           Principal Occupation and
         Name                    Adviser           Company Affiliation

Dan J. Hesser                  Chairman         Chairman
                               and              INVESCO Funds Group, Inc.
                               Director         7800 East Union Avenue
                                                Denver, CO 80237

Mark H. Williamson             Officer &        President & Chief
                               Director         Executive Officer
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

William J. Galvin, Jr.         Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Ronald L. Grooms               Officer          Senior Vice President &
                                                Treasurer
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Daniel B. Leonard              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Charles P. Mayer               Officer &        Senior Vice President
                               Director         INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Timothy J. Miller              Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237
Donovan J. (Jerry) Paul        Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

                                 Position
                                  with           Principal Occupation and
         Name                    Adviser           Company Affiliation
         ----                    -------         ------------------------
Glen A. Payne                  Officer          Senior Vice President,
                                                Secretary & General
                                                Counsel
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

John R. Schroer, II            Officer          Senior Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Ingeborg S. Cosby              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Elroy E. Frye, Jr.             Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Linda J. Gieger                Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Mark D. Greenberg              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Gerard F. Hallaren, Jr.        Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Richard R. Hinderlie           Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

                                 Position
                                  with           Principal Occupation and
         Name                    Adviser           Company Affiliation
         ----                    -------         ------------------------

Thomas M. Hurley               Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Patricia F. Johnston           Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

James F. Lummanick             Officer          Vice President &
                                                Assistant General Counsel
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Thomas A. Mantone, Jr.         Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Trent E. May                   Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Frederick R. (Fritz)           Officer          Vice President
Meyer                                           INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Jeffrey G. Morris              Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Laura M. Parsons               Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Pamela J. Piro                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

                                 Position
                                  with           Principal Occupation and
         Name                    Adviser           Company Affiliation
         ----                    -------         ------------------------

Gary L. Rulh                   Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

John S. Segner                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Terry B. Smith                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Alan I. Watson                 Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Judy P. Wiese                  Officer          Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO  80237

Ronald C. Lively               Officer          Senior Regional Vice
                                                President
                                                INVESCO Funds Group, Inc.
                                                17406 Brown Road
                                                Odessa, FL 33556

Scott E. Stapley               Officer          Senior Regional Vice
                                                President
                                                INVESCO Funds Group, Inc.
                                                1615 Arch Bay Drive
                                                Newport Beach, CA 92660

David B. McElroy               Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Ryland K. Pruett, Jr.          Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                2337 Mirow Place
                                                Charlotte, NC 28270

                                 Position
                                  with           Principal Occupation and
         Name                    Adviser           Company Affiliation
         ----                    -------         ------------------------

Thomas H. Scanlan              Officer          Regional Vice President
                                                INVESCO Funds Group, Inc.
                                                12028 Edgepark Court
                                                Potomac, MD 20854

Michael D. Legoski             Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Stephen A. Moran               Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Donald R. Paddack              Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Kent T. Schmeckpeper           Office           Assistant Vice President
                                                Account Relationship
                                                Manager
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Tane' T. Tyler                 Officer          Assistant Vice President
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237

Jeraldine E. Kraus             Officer          Assistant Secretary
                                                INVESCO Funds Group, Inc.
                                                7800 East Union Avenue
                                                Denver, CO 80237


Item 29.    Principal Underwriters

                  INVESCO Diversified Funds, Inc.
                  INVESCO Emerging Opportunity Funds, Inc.
                  INVESCO Growth Fund, Inc.
                  INVESCO Income Funds, Inc.
                  INVESCO Industrial Income Fund, Inc.
                  INVESCO International Funds, Inc.
                  INVESCO Money Market Funds, Inc.
                  INVESCO Multiple Asset Funds, Inc.
                  INVESCO Specialty Funds, Inc.
                  INVESCO Strategic Portfolios, Inc.
                  INVESCO Tax-Free Income Funds, Inc.
                  INVESCO Value Trust
                  INVESCO Variable Investment Funds, Inc.

            (b)
                                    Positions and             Positions and
Name and Principal                  Offices with              Offices with
Business Address                    Underwriter               Registrant
------------------                  -------------             -------------


William J. Galvin, Jr.              Senior Vice               Assistant
7800 E. Union Avenue                President &               Secretary
Denver, CO 80237                    Assistant
                                    Treasurer

Ronald L. Grooms                    Senior Vice               Treasurer^
7800 E. Union Avenue                President &               Chief ^ Fin'l
Denver, CO 80237                    Treasurer                 Officer, and
                                                              Chief Acctg.
                                                              Off.

^ Dan J. Hesser                     Chairman of               ^
7800 E. Union Avenue                the Board &
                                    ^ Director
^

Charles P. Mayer                    Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne                       Senior Vice               Secretary
7800 E. Union Avenue                President,
Denver, CO  80237                   Secretary &
                                    General Counsel


Judy P. Wiese                       Vice President            Asst. Treas.
7800 E. Union Avenue                & Assistant
Denver, CO 80237                    Treasurer

Mark H. Williamson                  President,                President,
7800 E. Union Avenue                Chief Executive           CEO &
Denver, CO 80237                    Officer &                 Director
                                    Director

            (c)   Not applicable.

Item 30.    Location of Accounts and Records


            ^ Mark H. Williamson
            7800 E. Union Avenue
            Denver, CO  80237


Item 31.    Management Services

            Not applicable.

Item 32.    Undertakings

            (a) The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     ^ Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the ^28th day of ^ August, 1998.

Attest:                                   INVESCO ^ Equity Funds, Inc.

/s/ Glen A. Payne                         /s/ ^ Mark H. Williamson
------------------------------------      --------------------------------------
Glen A. Payne, Secretary                  ^ Mark H. Williamson, President

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this ^28th day of ^ August, 1998.

/s/ ^ Mark H. Williamson                  /s/ Lawrence H. Budner
------------------------------------      -------------------------------------
^ Mark H. Williamson, President           ^ Lawrence H. Budner, Director
^
/s/ Ronald L. Grooms                      /s/ ^ Fred A. Deering
------------------------------------      -------------------------------------
Ronald L. Grooms, Treasurer               ^ Fred A. Deering, Director
(Chief Financial and Accounting
Officer)

/s/ Victor L. Andrews                     /s/ ^ Larry Soll
------------------------------------      --------------------------------------
^ Victor L. Andrews, Director             Larry Soll, Director

/s/ ^ Bob R. Baker                        /s/ Kenneth T. King
------------------------------------      --------------------------------------
^ Bob R. Baker, Director                  Kenneth T. King, Director

/s/ Charles W. Brady                      /s/ John W. McIntyre
------------------------------------      ------------------------------------
Charles W. Brady, Director                John W. McIntyre, Director

/s/ Wendy L. Gramm
------------------------------------
Wendy L. Gramm, Director



By*---------------------------------      By*   /s/ Glen A. Payne
      Edward F. O'Keefe                      ----------------------------------
      Attorney in Fact                          Glen A. Payne
                                                Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant (with the exception of Dr. Gramm) have been filed with the Securities and Exchange Commission on June 15, 1993, June 22, 1994, June 22, 1995 and June 30, 1997, respectively.

                                 Exhibit Index

                                                           Page in
Exhibit Number                                      Registration Statement




      ^ 1(c)                                                116
      11                                                    118
      17                                                    119

99. POA GRAMM                                               120